Exhibit 10.57

Portions of this document have been omitted and filed separately with the Securities and Exchange Commission pursuant to a Request for Confidential Treatment. Redacted/omitted portions are indicated with the notation: ***

MASTER LICENSE AND SERVICE AGREEMENT

VOICE MOBILITY INTERNATIONAL, INC.
and
AVAYA INC.

THIS MASTER LICENSE AND SERVICE AGREEMENT (the "Agreement") is made by and between Voice Mobility International Inc., a Nevada corporation having a place of business at

318 North Carson Street, Suite 208,Carson City, NV 89701 ("Licensor") and Avaya Inc., a Delaware corporation having a principle place of business at 211 Mount Airy Road, Basking Ridge, NJ 07920 ("Avaya").

RECITALS

Whereas, Licensor has developed and is engaged in selling, marketing, supporting and maintaining certain software products that are listed in Schedule A which, along with their associated Documentation, are collectively described in this Agreement as the "Licensed Products"; and

Whereas, Avaya and/or certain Associated Entities (as defined below) wish to be appointed as non-exclusive authorized distributors of the Licensed Products and related services to Service Providers for use in providing voicemail services to their customers and to End Users for use by their employees; and

Whereas, Avaya wishes to offer Service Providers and End Users hosted voicemail services that utilize Licensed Products;

Whereas, Licensor possesses the authority and rights necessary to grant Avaya the rights necessary for Avaya to serve as a distributor of the Licensed Products and related services, and to provide hosted voicemail services; and

Whereas, Licensor desires to provide Avaya and/or certain Associated Entities with such rights upon the terms and conditions set forth in this Agreement.

Now, therefore the parties, intending to be legally bound, hereby agree as follows:

1. SCOPE OF AGREEMENT

This Agreement shall serve as the Master Agreement under which Licensor shall license Licensed Products and provide related support services to Avaya and its Authorized Providers for sublicensing and resale to a) Service Providers for the provision of voicemail services to their end use customers and b) End Users for their internal use, and so that Avaya can provide hosted voicemail services to Service Providers for resale to their end user customers and to End Users for their internal use. While the principal object of this agreement is the licensing of Licensor's standard Licensed Products and related services, the parties acknowledge that it may be necessary from time-to-time for Licensor to develop customized software and/or customized software maintenance and support services in order to meet the requirements of End Users and Service Provider customers or requirements of Avaya Hosted Solutions. Such customized software development, maintenance and support shall be undertaken by Licensor only pursuant to separate agreement .The provisions of this Agreement may be incorporated by reference into Participation Agreements to be entered between Licensor and an Associated Entity. The provisions of this Agreement, as incorporated into a Participation Agreement, and the applicable Participation Agreement shall apply in relation to any Purchase Order that is submitted by the Associated Entity that is party to such Participation Agreement and that quotes the Avaya contract number of the applicable Participation Agreement. Licensor shall look only to the Associated Entity that is party to a Participation Agreement for performance of any obligations under the Participation Agreement.

2. APPOINTMENT AND DUTIES

Subject to the provisions of this Agreement, Licensor appoints Avaya as a non-exclusive authorized distributor of the Licensed Products and related services described in Schedule A and a non-exclusive provider of hosted voicemail services that utilize Licensed Products, and Avaya accepts such appointment. Avaya may sublicense the Licensed Products and resell the related services to Service Providers and End Users either directly or through Authorized Providers, and may use the Licensed Products and related services to provide hosted voicemail services to Service Providers for resale to their end user customers and to End Users for their internal use. The Licensed Products and related services will be branded as Avaya products and services as further specified in this Agreement and will be presented to the public by Avaya either as stand-alone services or bundled with an Avaya Product.

3. DEFINITIONS

Unless the context clearly requires otherwise, the following expressions have the following meanings:

3.1 "Agreement" means, as the context requires, (i) the terms and conditions provided in this Agreement between Licensor and Avaya; or (ii) the contract formed between an Associated Entity and Licensor when a Participation Agreement is executed, including any Purchase Orders executed pursuant to a Participation Agreement. References to this "Agreement" shall be deemed to include its Schedules and Exhibits, which are incorporated by reference.

3.2 "Authorized Provider" means a member of Avaya's network of authorized resellers, distributors, system integrators and authorized service providers.

3.3 "Associated Entity" means the appropriate Avaya legal entity for a given location, which has executed a Participation Agreement, from among the following: Avaya Inc., Subsidiaries of Avaya Inc., or an Avaya-nominated Authorized Provider.

3.4 "Avaya" means Avaya Inc. or an Associated Entity that enters into or issues a Purchase Order.

3.5 "Avaya Hosted Solution" means either Licensed Product, an Integrated Offering or combination thereof, that Avaya, or an Associated Entity hosts for End Users, either directly or through a Service Provider .

3.6 "Avaya Customers" means End Users and Service Providers.

3.7 "Avaya Product" means any hardware or software product or product that is a combination of hardware and software that is manufactured by or on behalf of Avaya and with which one or more Licensed Products may be bundled and distributed in accordance with the terms of this Agreement to create an Integrated Offering.

3.8 "Customer Support" means the end user customer assistance services described in Schedule B.

3.9"Documentation" means any and all instruction and information manuals, Specifications, user guides and other information, whether in printed or electronic form, relating to the use, operation, and updating of the Licensed Products.

3.10 "End User" means a person, company or other legal entity licensed under an End User License to use the Licensed Products (either as a stand alone product or as part of an Integrated Offering or Hosted Solution) for its own internal purposes and not for redistribution to, or use on behalf of, others.

3.11 "End User Licenses" means any license that grants an End User the right to use one or more Licensed Products solely for internal use.

3.12 "Integrated Offering" means the product that results from combination of the Avaya Product(s) bundled with the Licensed Products. For purposes of this Agreement, "bundled" or "bundling" is the process by which a product's application interfaces, in source code form only, are modified for the purposes of interfacing with another product, and no additional modifications to either Source or Object code of the first product are made thereto.

3.13 "Licensed Product(s)" means the software (in source and object code form) described in Schedule A together with any associated Documentation. Such software shall include all current versions of the identified software, along with all Upgrades, Updates and New Versions.

3.14 "New Version" means an enhancement to any Licensed Products and any improved, modified or corrected version of the Licensed Products issued by Licensor from time to time. New Versions are typically designated by a change in the digits to the left of the decimal point (e.g. version 2.3 to 3.0).

3.15 "Object Code" means the Licensed Products in machine-readable, compiled object code form.

3.16 "Participation Agreement" or "PA" means a written agreement between an Associated Entity and Licensor for an identified region, stating that they intend to do business with each other in that region in accordance with the terms of this Agreement (as incorporated into the Participation Agreement), during the term of the Participation Agreement. Each Participation Agreement will incorporate by reference the terms and conditions of this Agreement, and will indicate any changes which the parties agree to make based on local law, local operational practice, or other concerns. Each Participation Agreement shall be deemed a separate contract between the parties who sign it. The Participation Agreement shall set forth the applicable region in which the Associated Entity is authorized to sublicense both directly and indirectly the Licensed Products.

3.17 "Purchase Order" means an order for Licensed Products, Services and/or Training (irrespective of whether or not the order also covers other things) submitted by Avaya or an Associated Entity under the applicable Participation Agreement.

3.18 "Service Provider" means an entity that has entered into a Subscription Service License with Avaya..

3.19 "Services" means the professional services that may be ordered pursuant to Section 13.

3.20 "Source Code" in relation to the Licensed Products includes all of the following: (i) the machine readable code which when compiled generates the Licensed Products; (ii) all preparatory, design and development materials which relate to the Licensed Products; (iii) all information of any description which explains the structure, design, operation, functionality and/or sequence of execution of the Licensed Products; (iv) all information of any description which relates to the maintenance and/or support of the Licensed Products and which is necessary for a reasonably skilled software engineer to maintain and enhance the current releases of the Licensed Product(s).

3.21 "Specifications" means in relation to any Licensed Products, the technical specifications, end user documentation, operating instructions, information manuals, user guides and any other documentation, whether in printed or electronic form, relating to the use, operation or performance of the Licensed Products, including information identified in a statement of work ("SOW"). In relation to the Services, "Specifications" means the technical specifications detailed in the SOW that shall be provided by Licensor prior to any installation or Services provided to an end user customer.

3.22 "Subscription Service" means a Hosted Solution sublicensed from a Service Provider in units of one month, one quarter or one year of use, by an End User.

3.23 "Subscription Service License" means any license that grants a Service Provider the right to provide , either directly or through its sublicensees,, Subscription Service to End Users in any lawful manner.

3.24 "Training" means the training described in Schedule D.

3.25 "Update" means a patch, error correction or bug fix to a Licensed Products.

3.26 "Upgrade" means a change or improvement to a Licensed Products that generally does not significantly change the function of the program. Upgrades are typically designated by a change in the number to the right of the decimal (e.g. "1.1").

3.27 References to "including" are to particular examples only, and no such references are intended to be exhaustive or to limit in any way whatsoever the interpretation of any preceding words or language.

3.28 References to "Avaya " or "Associated Entity" include their respective successors and assigns.

4. SCHEDULES

The Exhibits and/or Schedules to this Agreement form part of this Agreement and have full force and effect as if expressly set out in the body of this Agreement and any reference to this Agreement includes the Exhibits and Schedules. Schedules are as follows:

Schedule A - Licensed Product, Service and Training Descriptions and Pricing;

Schedule B - Customer Support;

Schedule C - Training;

Schedule D - Trademarks;

Schedule E- Development Schedule;

Schedule F- End User License Agreement

5. CONFLICT

To the extent there is any conflict between any of the clauses of this Agreement, a Participation Agreement, any Purchase Order and the Schedules, the conflict will be resolved according to the following order of priority:

The clauses of this Agreement;

The clauses of the Participation Agreement, if applicable;

the Schedules;

the Purchase Order.

6. LICENSED PRODUCT SPECIFICATIONS AND REQUIREMENTS

A complete description of the current release of each Licensed Product, including its operational requirements and Specifications, is set forth in Schedule A. Licensor shall provide Avaya an updated version of a Licensed Product described in Schedule A (be it a New Version, Upgrade or Update) at least 30 days before Licensor introduces a new Licensed Product or a version of an existing Licensed Product that will have operational requirements and/or Specifications that differ from those of the current version.

7. LICENSE GRANT

Licensor Grants Avaya:

A. a non-exclusive, worldwide right and license, with a right of sublicense, on the terms of this Agreement to use and reproduce copies of Licensed Product for (i) internal testing and development purposes; (ii) to bundle Licensed Product, in Object Code form only, into Integrated Offerings; (iii) and to manufacture Integrated Products and Hosted Solutions. Avaya may sublicense its rights under this Subsection A, provided: 1) Avaya shall ensure that any sublicensee hereunder shall be in bound in writing by terms equally as protective of Licensor's rights as those in this Agreement; and, 2) Avaya be responsible for all breaches of the terms of this Agreement by any sublicensee.

B. a non-exclusive, worldwide royalty-bearing right and license, with a right of sublicense, on the terms of this Agreement, to market, promote, sublicense and distribute (either directly or indirectly through Authorized Providers), and support the Licensed Product, either as a stand alone product, or as part of an Integrated Offering or Hosted Solutions, to Avaya Customers. Notwithstanding the foregoing, Avaya shall have a royalty-free right to (i) demonstrate, and (ii) grant evaluation license to, the Licensed Product (either as a stand alone product or as part of an Integrated Offering or Hosted Solution) to interested parties ("Evaluators"), provided that, with respect to (ii): (A) the Evaluators shall enter a written agreement equally as protective of the Licensed Product(s) as Avaya's standard evaluation agreement; and (B) the evaluation period shall not exceed 180 days. Avaya may sublicense it rights under this subparagraph B only to Authorized Providers, and provided that Avaya shall ensure that Authorized Providers shall be bound by terms equally as protective of Licensor's rights as the terms of this Agreement.

C. End User License Agreement. A copy of Licensor's End User License Agreement ("EULA") is attached hereto as Exhibit F. Avaya agrees that its End Users shall be bound by license terms equally protective of Licensor as Licensor's EULA and that Service Providers shall agree in writing that their End Users will agree in writing to be bound by terms equally protective of Licensor as the EULA.

D. Trademark Licenses.

1. "Identification" means any semblance of any trade name, trademark, service mark, insignia, symbol, logo, or any other designation or drawing of Avaya or Licensor. Licensor will affix Avaya's Identification to the Licensed Products, Documentation, and packaging materials produced for Avaya pursuant to this Agreement per Avaya's instructions and its guidelines regarding the use of Avaya trademarks, which Avaya shall provide to Licensor from time to time. Avaya hereby grants Licensor a royalty-free, non-exclusive license:

(a) to duplicate and use Avaya designated Avaya Identifications for the limited purpose of marking the Licensed Products provided under this Agreement; and

(b) to distribute such Avaya-branded Licensed Products to Avaya or as otherwise authorized in writing by Avaya.

(c) Licensor shall remove or obliterate any Avaya Identification prior to any use or disposition of any Avaya-branded Licensed Products or Licensed Products rejected or not purchased by Avaya.

2. At no time shall either party make any claim to the Identifications of the other party, utilize the other party's Identifications in any way that will disparage or portray that party in a false light, attempt to register any Identification that is similar, or that might infringe, the other party's Identifications.

E. The parties acknowledge that the terms of this Agreement address the manufacture and distribution of Integrated Offerings, either as a stand-alone product or as part of a Hosted Solution. In the event Avaya develops a product, solution or offering in which the Licensed Product is embedded or otherwise integrated into an Avaya Product through modifications to the Source Code, the parties will negotiate in good faith an agreement for the manufacture and distribution of the Licensed Product as included in such product, solution or offering.

8. LICENSOR SUPPORT

Licensor will provide Avaya with support pursuant to Exhibit B attached hereto.

9. CERTIFICATION

9.1 In the event that Avaya commercializes an Integrated Offering or Hosted Solution, Avaya and Licensor shall forthwith agree upon and adopt certification requirements (the "Certification Requirements") for such Licensed Products and all new releases of such products. Licensor shall submit the Licensed Products and all new releases of such products to Avaya for certification in accordance with the Certification Requirements. Licensor shall use all commercially reasonable efforts to comply with the Certification Requirements sufficiently in advance of a mutually agreed upon general availability date to allow for preparation by Avaya for the general availability of the Integrated Offering or Hosted Solution. In the event that a release of the Licensed Products does not pass the Certification Requirements within 30 days of the date agreed upon as a general availability date, Avaya shall have the right to terminate this Agreement without any further obligation to Licensor.

10. FUTURE RELEASES

Licensor shall ensure that future releases of Licensed Products are backward compliant with at least the two immediately prior major releases of the Licensed Product and will operate on computer hardware and in conjunction with operating systems that are either identical to or the direct descendents of the original operating systems instituted by Avaya. Licensor may develop future releases for operating systems other than the current operating system(s) on which Licensed Products operate, but should Licensor do so, it shall also produce and issue a version of such release that operates on the current operating system(s) no later than ninety (90) days after release of the version that operates on a different operating system. Avaya and VMI agree that future releases of Licensed Products may require additional hardware for new software components. Integrated Third Party software may be modified as the system evolves and as the Third Party software itself remains available.

In reliance on the future release schedule set forth in Schedule E, Avaya a shall endeavor to give the Licensed Products preferential consideration over competing products in developing its product roadmaps whenever such roadmap will call for a software having the primary functionality of a Licensed Product. . Unless mutually agreed otherwise by both parties, should Licensor fail to provide any such future release of a Licensed Product on or before the applicable date indicated in Schedule F and Avaya shall have not released Licensor from such obligation, Licensor shall a) indemnify and hold Avaya and its Authorized Providers harmless from all costs and damages suffered by them and b) grant Avaya an immediate and permanent ten percent (10%) reduction in the License Fees that would otherwise be due Licensor under Schedule A for any and all net additional voicemail boxes added to any existing Subscription Service License, End User License or Avaya Hosted Solution deployment subsequent to the date on which the release was scheduled to be issued.

11. ORDERING AND SHIPPING

11.1 Ordering. Avaya may order copies of the Licensed Product (and accompanying User Documentation) by submitting a Purchase Order in accordance with Licensor's then-current order processing procedures, as furnished from time to time by Licensor to Avaya. Licensor shall accept or reject a Purchase Order within five (5) business days. Any Purchase Order that is not rejected within ten (10) business days shall be deemed accepted. Any preprinted terms and conditions included on a Purchase Order are not intended to have, and shall not have, any legal effect whatsoever. Any specific non-standard provisions included in a Purchase Order (excluding preprinted terms) that conflict with the provisions of this Agreement will have no force or effect unless accepted by Licensor.

11.2. Avaya may, upon written notice to Licensor, cancel without penalty any Purchase Order for Licensed Products or portion thereof at any time prior to acceptance of the Licensed Product by an Avaya Customer Sublicensee under the terms of their license agreement with Avaya..

11.3. Deliveries. Licensor shall comply fully with any specific shipping instructions in any accepted Purchase Order. Licensor agrees to ship Licensed Products F.O.B. Destination and to use its best efforts to ship all Licensed Products to arrive on or before any agreed upon delivery dates. Title to the media containing the copies of Licensed Products ordered by Licensee will pass to Licensee upon delivery to Avaya.

11.4 Licensor shall be responsible for any and all penalties for non-performance that may be imposed by a Sublicensee on Avaya or such other costs that Avaya occurs as a result of Licensor's failure to comply with the delivery terms of an accepted Purchase Order. The remedies set forth in this paragraph are in addition to all remedies that Avaya may have in contract, equity or law.

12. ROYALTIES, FEES AND PAYMENT

12.1. In consideration of the rights and licenses granted here, for each *** or *** thereof in which an End User has sublicensed the Licensed Product (either as a stand alone product or as a part of an Integrated Offering or Hosted Solution (each such *** hereafter referred to as a "***"), Avaya shall pay to Licensor a *** royalty or *** thereof, as determined in Schedule A, based on the *** license fee paid by the *** or ***, as the case may be, to Avaya, or by Avaya with respect an Avaya Hosted Solution (net of (i) discounts; (ii) purchase, sale, use, VAT or other taxes; (iii) customs duties, fees, levies and commissions, excluding *** to be paid to VMI; and (iv) credit given the end user as a service warranty remedy)(the "License Fee").

12.2. *** Avaya shall provide a detailed report to Licensor of Subscription Service, End User and Avaya Hosted Solution ***. This report shall generally be generated by mailbox accounting software contained within the Licensed Product, although Avaya may use its own accounting tools to determine the *** for the ***. This report shall be due to Licensor within seven (7) days from the end of ***.

12.3 Avaya shall pay the royalties within forty-five (45) days from the date upon which Licensor has invoiced Avaya based on the *** provided to Licensor by Avaya within seven (7) days from the end of ***.

12.3 Licensor shall have the right, upon ten days written notice (and in no event during the final ten business days of a fiscal quarter) to have a mutually acceptable nationally recognized accounting firm audit Avaya's records reasonably related to the sublicensing and use of Licensed Products once each calendar year, at Licensor's own expense.

12.4 Customer Support and Maintenance. Avaya will pay Licensor for the maintenance services to be provided by or for Licensor to Avaya, pursuant to Section 8 and support services pursuant to 14.2 at Licensor's then current hourly rate set out in Exhibit B. Unless payment terms more favorable to Avaya are stated on Licensor's invoice and Avaya elect to pay on such terms, undisputed invoices for Customer Support and Maintenance shall be payable no later than the forty-fifth (45th) day after the date of receipt of a proper invoice.12.5. Training and Services. Avaya will pay for Services pursuant to Sections 13 at Licensor's then current prices or rates and Training at the rates set forth in Exhibit C. Training and services shall be invoiced upon completion.

Unless payment terms more favorable to Avaya are stated on Licensor's invoices and Avaya elects to pay on such terms, undisputed invoices for Services and Training shall be payable no later than the forty-fifth (45th) day after the date of receipt of a proper invoice. Unless otherwise specified in the applicable Participation Agreement, all payments shall be in U.S. Dollars and shall be in a form acceptable to Licensor.

12.5 Invoicing Addresses.

A. Invoices for Support and Training shall be submitted by Licensor to the attention of Joan Blondina; 211 Mount Airy Road, Rm. 2E554; Basking Ridge, NJ 07920, or such other person at such address as Avaya may provide to Licensor in writing.

B. All other invoices for goods or services provided under this Agreement should be sent to Avaya Accounts Payable; 211 Mount Airy Road, Room 2E554; Basking Ridge, NJ 07920.

12.6 Unless otherwise specified in the applicable Participation Agreement, all payments shall be in U.S. Dollars and shall be in a form acceptable to Licensor.

12.7 Taxes. Avaya shall be responsible for all taxes (including sales, use, property, excise, value added and gross receipts but not including taxes based on Licensor's income), import duties and fees and charges of any kind levied or imposed by any federal, provincial, state or local governmental entity for Licensed Products or services provided under this Agreement. Avaya agrees that if any of the foregoing taxes and charges are paid by Licensor, Avaya shall reimburse Licensor for the amount paid plus any related expenses incurred and interest assessed. Prices set forth in this Agreement are exclusive of local, state, provincial or federal sales taxes.

13. SERVICES.

By mutual agreement with Licensor, Avaya, Associated Entities Authorized Providers and their licensees (including Avaya Customers) may contract with Licensor for the provision of Services pursuant to Licensor's then current terms for Services, or as mutually agreed between the parties.

14. CUSTOMER SUPPORT

14.1 Tier I, II, and III support of Avaya Customers shall be provided on a 24/7 basis by Avaya, or such agents as it may designate from time to time. Tier IV support, including pre-releases of Licensed Products, shall be provided by VMI on a 24/7 basis at no additional cost to Avaya. Avaya will grant to Licensor all licenses reasonably necessary to for Licensor to perform its obligations hereunder. The definitions, support requirements and performance metrics of Tier I, II, III and IV support are described in Schedule B. Avaya shall pay Licensor's current published standard rates set forth in Schedule B for Licensor technical support unrelated to defective operation of Licensed Products. If this support requires travel, Avaya will pre-approve the travel arrangements, and pay for the pre-approved customary and reasonable out-of-pocket expenses.

14.2 Any customer support provided by either party in support of Licensed Product sales efforts shall be provided by each party at its own sole cost.

15. AVAYA TRAINING

15.1 Avaya, Associated Entities, Authorized Providers, and their licensees (including Avaya Customers) , may schedule and enroll in Licensor's standard training courses on Licensor's then current standard terms and conditions, or as otherwise mutually agreed to between the parties. A. Licensor shall provide training as specified in a Purchase Order and, if appropriate, as further detailed in a statement of work ("SOW"). Orders for Training may be cancelled in writing without penalty at any time prior to the commencement of such services or training.

15.2 Avaya personnel will complete the Tier III training described in Schedule D to the satisfaction of both parties. Licensor warrants that upon completion of this training, Avaya personnel will be fully qualified to deploy and manage the Licensed Products that are available on the effective date of this agreement and to provide Tier III customer support without requiring technical support from Licensor. This training may take place concurrently with deployment of the first installation and turn of Licensed Products under this Agreement (trial or production deployment) to maximize real world experience and education. Prior to the commencement of this training, Licensor shall provide Avaya a description of the personnel skill pre-requisites to Tier III training and the training plan. Avaya shall pay all customary and reasonable out-of-pocket expenses for all Licensor technical training personnel as well as current scheduled daily rates for each Licensor resource involved, unless the parties agree otherwise in writing.

As New Versions, Upgrades and Updates of Licensed Products are issued, Licensor shall provide Avaya personnel training sufficient to permit them to provide Tier III support without requiring technical support from Licensor. In addition Licensor shall provide Avaya telephone and e-mail support for Tier III issues related to each such New Version, Upgrade or Update during the ninety (90) days after such release is first made available for use.

The support commitments will be reviewed annually to ensure the customer support is meeting the current client-set support requirements.

16. WARRANTY

16.1 Authority to Sign. Each person signing this Agreement represents and warrants that he or she is duly authorized and has legal capacity to execute and deliver this Agreement. Each party represents and warrants to the other that the execution and delivery of this Agreement and the performance of such party's obligations have been duly authorized and that the Agreement is a valid and legal agreement binding on the party and enforceable according to its terms.

Each party warrants and represents to the other that it is properly constituted and incorporated under the laws of the jurisdiction of its incorporation and has all necessary licenses, registrations, consents and approvals from all relevant governmental, quasi-governmental and regulatory bodies to perform its obligations under this Agreement.

16.2 Licensed Product Warranty. Licensor warrants that the Licensed Products will substantially achieve the functionality set forth in and materially conform to Licensor's then current Documentation; provided that the foregoing warranty does not apply: (i) where the Licensed Products is not used in accordance with the Documentation; (ii) if the Licensed Products or any part of thereof has been altered or modified other than by or as approved by Licensor or in accordance with the Documentation; or (iii) where a defect in the Licensed Products has been caused by any of malfunctioning equipment not supplied or approved by Licensor. Licensor shall repair or replace License Software that fails to conform to this warranty, which shall be Avaya's exclusive remedy for breach of this warranty. The manner in which Avaya shall seek to limit the warranty remedies available to Service Providers and End Users or to any sublicensee under any arrangement in which Avaya supplies an Avaya Hosted Solution shall be determined through discussions between VMI and Avaya on a contract-by-contract basis.

16.3 Virus and Time Bomb Warranty and Indemnity. Licensor warrants that at the time of shipment of the Licensed Product to Avaya or its Authorized Providers Licensed Product shall contain a malicious code, program or other internal component (e.g. computer virus, computer worm, computer time bomb or similar component) which could damage, destroy or alter the Licensed Products or the systems on which they operate or with which they interoperate ("Viruses"). Licensor further warrants that at the date of shipment to Avaya or its Authorized Providers no Licensed Product shall contain any defects or code that will stop the Licensed Product from functioning or performing fully in accordance with their Specifications after any period of time or event (i.e., contain any "Time Bombs"). Licensor shall immediately advise Avaya, in writing, upon reasonable suspicion or actual knowledge that any Licensed Product provided under this Agreement contain any Viruses or Time Bombs, and shall indemnify and hold Avaya, its Authorized Providers and all other affected parties harmless from any damage resulting from any Licensed Product containing a Virus or Time Bomb.

16.4 Title/Third Party Software. Licensor represents and warrants that it has full title and property in all elements of the Licensed Products, and that Licensor does not need the consent of any third party in order to permit and authorize Avaya, its Authorized Providers, or their sublicensees (including Customer Sublicensees), to use the Licensed Product in accordance with this Agreement. Licensor further warrants that, as of the date of this Agreement, Licensor is not aware of any claim of any third party to own any portion of any Licensed Product, or to possess any patent, trademark, copyright, trade secret or other intellectual property rights allegedly infringed by any Licensed Product. In the event Licensor decides to use third party products in a Licensed Product, or any Update, Upgrade, or New Version thereto, Licensor shall obtain Avaya's prior written approval before including such software.l.

16.5 Avaya and its Authorized Providers may pass through LICENSED PRODUCT, VIRUS AND TIME BOMB AND THIRD PARTY SOFTWARE WARRANTY to Sublicensees. In the event that a sublicensee has a warranty claim under these warranties, that Sublicensee shall notify Avaya and Avaya will contact Licensor to respond to such claim.

16.6 Warranties by Licensee. Avaya will not make any representations, warranties or guarantees on behalf of Licensor or its suppliers with regard to the Licensed Products, and will not make any false or misleading representations, warranties or guarantees with regard to such Licensed Products to Sublicensees.

16.7 DISCLAIMER OF WARRANTY. EXCEPT FOR any express WARRANTies made herein AND TO THE EXTENT APPLICABLE LAW PERMITS EITHER PARTY TO LIMIT ITS WARRNTIES, LICENSOR AND AVAYA MAKE NO WARRANTIES WHATSOEVER, EITHER EXPRESS OR IMPLIED, WITH REGARD TO THE LICENSED PRODUCTS AND ANY SERVICES COVERED BY the AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE. LICENSOR DOES NOT WARRANT, GUARANTEE, OR MAKE ANY REPRESENTATIONS THAT THE LICENSED PRODUCTS is ERROR-FREE OR REGARDING THE USE, OR THE RESULTS OF THE USE, OF THE LICENSED PRODUCTS OR USER DOCUMENTATION IN TERMS OF CORRECTNESS, ACCURACY, RELIABILITY OR OTHERWISE.

17. SOURCE CODE ESCROW

A. Licensed Product Source Code shall be deposited with a mutually acceptable source code escrow agent. The costs of basic Source Code Escrow services (excluding optional services available to Licensor as the depositing party) will be funded by Avaya. Avaya may terminate this Agreement without cost or liability in the event that the parties have not entered into a source code escrow agreement by September 1, 2003, or such subsequent date to which the parties shall agree in writing.

B. Licensor shall deposit revised and/or new Source Code within thirty (30) days of Licensor's issuance of any Upgrade, Update or New Version of any then-current release of each Licensor Product. The escrow agent will be directed to release the Source Code to Avaya in the event that a) Avaya notifies Licensor that the support provided by Licensor pursuant to the section entitled "CUSTOMER SUPPORT" has fallen below the indicated acceptable Tier IV support minimums set forth in Schedule B over a five day period and Licensor fails to bring its support up to the acceptable minimums over the five day period commencing the day after receipt of such notice, b) VMI fails to correct a material defect in a Licensed Product and restore its operation to within specification within one hundred sixty-eight (168) hours of Licensor's receipt of notice of the defect or c) Licensor becomes insolvent or is the subject of a petition instituting bankruptcy, receivership, insolvency, reorganization or other similar proceedings ("Licensor Insolvency"). Licensor shall obtain and provide Avaya such consents to the subordination of third party rights as Avaya shall deem necessary to ensure that none of the rights granted Avaya in this section of this Agreement can be adversely affected by or impaired through the exercise by third parties of their rights in and relating to Licensor Products.

C. Upon the release of the Source Code due to the failure of Licensor to discharge its customer support obligations properly and fully, Avaya shall have a non-exclusive, royalty-free worldwide right and license to use the Source Code in any lawful manner to maintain and support Licensed Products. Avaya shall return the Source Code to the escrow agent, and the foregoing license shall be suspended, if Licensor restores its support performance within the minimum acceptable levels set forth in Schedule B within thirty (30) days of the release of such materials to Avaya ("Cure Period"). Should Licensor fail to restore its support performance to within the minimum acceptable levels set forth in Schedule B within the Cure Period, the license described in the first sentence of this paragraph shall remain in effect until Avaya is no longer contractually obligated to provide customer support to any Authorized Provider, Service Provider or End User.

D. Upon the release of the Source Code due to the failure of Licensor to correct a material defect in a Licensed Product within the specified period in which it is to be corrected or Licensor Insolvency, Avaya shall have a perpetual, non-exclusive, royalty-free worldwide right and license to use the Source Code in any lawful manner to: (i) maintain and support Licensed Products, (ii) to modify and enhance the Licensed Products as Avaya desires, and (iii) to license the modified or enhanced Licensed Product pursuant to the terms of Section 7 of this Agreement, provided, with respect to iii that Licensor pays royalties under Section 12 of this Agreement to any successor in interest of Licensor.

18. PARTIES' RIGHT TO WORK WITH OTHERS

This Agreement neither grants Licensor an exclusive right or privilege to supply to Avaya any or all software and/or equipment which Avaya may require, nor requires the purchase of any Licensed Products from Licensor by Avaya. Avaya may contract with other suppliers for the supply of comparable software and/or equipment. Licensor reserves the right to appoint other authorized sublicensors and users of the Licensed Products during the term of this Agreement. Avaya reserves the right during the term of this Agreement to promote and sell its own voicemail products and those of third parties that compete with the Licensed Products.

In addition, until expiration of the Initial Term (as defined in entitled "TERM; EXPIRATION AND TERMINATION), during the term of this Agreement, Licensor shall not i) offer any End User or Service Provider under contract with Avaya for a Subscription Service License, an End User License, or an Avaya Hosted Solution (any such contract and the other party thereto henceforth referred to as an "Avaya Contract") a) the right to use any Licensed Product, b) a hosted voicemail service that utilizes a Licensed Product or c) any other arrangement that would grant an Avaya Contract the right to use or benefit from the use of a Licensed Product, ii) permit its personnel to participate in sales interactions between other sublicensors and distributors of Licensed Products ("Non-Avaya Distributors") and Avaya Contracts, iii) develop customized software or feature sets for use by Avaya Contracts without Avaya's concurrence, iv) offer any Non-Avaya Distributor non-standard pricing for Licensed Products, Services, Training or hosted voicemail services that utilize Licensed Products (defined as pricing that differs from the general non-customer-specific pricing that Licensor has offered such Non-Avaya Distributor or which, under the MOST FAVORED DISTRIBUTOR clause below, would require adjustment of the pricing offered by Licensor to Avaya) that may be offered to an Avaya Contract, unless such pricing has previously been offered to Avaya in writing, or v) take any other action not required by its contracts with other Distributors to facilitate an Avaya Contract obtaining Licensed Products, Services, Training or hosted voicemail services from someone other than Avaya.

Should Licensor breach the foregoing undertaking and any affected Avaya Contract (i) enter into an arrangement with Licensor or another Distributor to obtain licenses and/or services similar to those provided under its contract(s) with Avaya, (ii) cease to utilize the rights, licenses and services purchased under its Avaya Contract for any reason or (iii) dramatically reduce its use of such rights, licenses or services for any reason, Licensor shall pay to Avaya, as liquidated damages in satisfaction of all claims and for all rights to proceed with any such transaction or arrangement, and not as a penalty, the sum derived by multiplying (a) the highest number of Licensed Product-enabled voice mailboxes that the Avaya Contract had licensed from Avaya or its Authorized Provider during any one (1) month over the previous two (2) years, times (b) the difference between the mailbox fee charged by Avaya to the Avaya Contract less the License Fee set forth in Schedule B that is applicable to such volume of voice mailboxes, times (c) twenty-four (24). Licensor shall pay the foregoing liquidated damages to Avaya in 24 equal monthly installments, with the first such installment to be on the last day of the month in which the events occurred that give rise to Avaya's entitlement to such damages.

19. MOST FAVORED DISTRIBUTOR

In consideration of Avaya's undertakings herein to market Subscription Service Licenses, End User Licenses and Avaya Hosted Solutions, until Final Expiration (as defined in paragraph C of the section entitled "TERM; EXPIRATION AND TERMINATION), Licensor shall not (a) offer to provide or provide to any third party any of rights, licenses, Services or Training identical or similar to those provided hereunder to Avaya at a price less than the lowest price at which Licensor has offered to provide such item(s) to Avaya, except to the extent that differences in price are justified by differences in the quantity or quality of items offered, or differences in the terms and conditions of the offers that affect Licensor's cost of providing the item(s) (hereafter "a Lower Price"), or (b) make any release of Licensed Products available to any third party for marketing, licensing or other use prior to making such release of Licensed Products available to Avaya for such use. In the event that Licensor offers any third party a Lower Price, Licensor shall immediately a) adjust the prices of the affected items so that all future Avaya purchases shall be at or below the Lower Price, b) with respect to Avaya purchases made of such items commencing on the day that Licensor offered the Lower Price to a third party, refund to Avaya the difference between what Avaya paid Licensor for each such item and the Lower Price for the item and c) in the event that the other party receiving the Lower Price secures sublicenses of Licensed Product that Avaya had sought to provide, Licensor shall pay Avaya fifty percent (50%) of the license fees that Licensor receives from this other party with respect to these sublicenses for a period of twelve (12) months, commencing with the calendar month after such sublicenses are secured by the other party. In the event that (b) of the first sentence of this paragraph is violated and the other party receiving the Lower Price secures sublicenses of Licensed Product that Avaya had sought to provide, Licensor shall pay to Avaya, as liquidated damages in satisfaction of all claims and for all rights to proceed with any such transaction or arrangement, and not as a penalty, Avaya fifty percent (50%) of the license fees that Licensor receives from this other party with respect to these sublicenses for a period of twelve (12) months, commencing with the calendar month after such sublicenses are secured by the other party. Licensor shall pay the foregoing liquidated damages to Avaya in 12 monthly installments, with the first such installment to be on the last day of the calendar month after the events occurred that give rise to Avaya's entitlement to such damages.

Avaya shall have the right, once every six months, upon ten (10) days written notice (and in no event during the final ten days business days of Licensor's fiscal quarter), to have a mutually acceptable nationally recognized accounting firm audit Licensor's records reasonably related to its obligations under this Section 19, at Avaya's expense.

20. SET-OFF

Avaya shall have the right to set-off any and all damages, liabilities or other amounts due Avaya hereunder, including, but not limited to, amounts due Avaya as damages for breach of this Agreement (including its warranties), amounts due Avaya under the Sections entitled "FUTURE RELEASES", "LICENSED PRODUCT WARRANTY", "VIRUS AND TIME BOMB WARRANTY AND INDEMNITY", "SERVICES AND TRAINING WARRANTY", "PARTIES' RIGHT TO WORK WITH OTHERS", "MOST FAVORED DISTRIBUTOR", "INFRINGEMENT AND PRODUCT LIABILITY" or amounts otherwise due Avaya in connection with this Agreement, against License Fees and Service Fees earned by VMI but not yet paid. Nothing herein shall alter the limitation on Licensor's liability set forth in the section entitled "Limitation of Liability". In the event Avaya decides to exercise its rights under this Section 20, Avaya shall notify in writing Licensor of its intent to do so and Licensor shall have 10 days to either accept or dispute in writing Avaya's rights hereunder. In the event that Licensor disputes Avaya's right to set off hereunder, the parties agree to go to arbitration pursuant to the terms of Section 26F hereunder. Until a final decision has been reached in the arbitration, Licensor agrees that it will not declare Avaya in breach for its failure to pay any of the disputed amounts pursuant to the terms of Section 25. In the event the final judgment of the arbitration is that Avaya is not entitles to set off under this Section 20, Avaya shall pay Licensor any outstanding disputed amounts within seven (7) days of the date of the arbitration judgment.

21. CONFIDENTIALITY

Each party acknowledges that it may disclose to each other certain information, data, software, and other materials containing valuable trade secrets and other proprietary information or that, because of each other's access thereto or its activities contemplated by this Agreement, each party itself may develop sensitive information relating to the Licensed Products or the market therefor (collectively, the "Confidential Material"). Each Party shall use and disclose the Confidential Materials solely for the purpose of fulfilling its obligations under this Agreement. Each Party further acknowledges that unauthorized use or disclosure of such Confidential Material could irreparably injure the other, which injury may not be remedied solely by the payment of money damages, and covenants and agrees that it will hold in strict confidence and not disclose, reproduce or use for any purpose whatsoever any Confidential Material with the exception of information which (i) is already in the public domain at the time of disclosure; or (ii) after disclosure or development becomes a part of the public domain by publication through action other than by each other in violation of this Agreement or any other confidentiality agreement between Avaya and Licensor (a "Confidentiality Agreement"); or (iii) is received by either party after the time of disclosure from a third-party who did not require such information to be held in confidence and who did not acquire, directly or indirectly through one or more intermediaries, such information from each other under any obligation of confidence; (iv) is independently developed or derived by a party; or (v) is agreed to by both parties in writing in advance of such publication, reproduction, or use. Each Party further agrees to disclose Confidential Material only to those of its employees, subcontractors and Authorized Providers who have a need to know same as contemplated by the purposes of this Agreement and who are bound by confidentially agreements with the party. Both parties agree, at their own expense, to take such steps as may be required to enforce those confidentiality agreements against such employees (whether or not they are then an employee of each party), subcontractors and Authorized Providers with respect to Confidential Material. The provisions of this Agreement shall not limit any rights that either party may have under any Confidentiality Agreement, whether in force before or after this Agreement. All of the provisions of this paragraph shall survive any termination or expiration of this Agreement.

23. INFRINGEMENT AND PRODUCT LIABILTY

A. Upon written notification to Licensor of any claim or action against Avaya, an Authorized Provider, a Service Provider, or End Users that any Licensed Products, Service or training infringes any patent, copyright, trademark or other intellectual property right of a third party, Licensor shall immediately take control of the settlement of such claim and the defense of any litigation resulting therefrom and shall indemnify and hold Avaya, its Authorized Providers, Service Providers, End Users and other sublicensees under this Agreement, and the officers, directors, agents and employees of the aforementioned parties, harmless from any expenses, damages, or costs of such settlement and defense and any judgment resulting therefrom. Should Licensor fail to take control of the settlement of such claim and the defense of any litigation resulting therefrom, Avaya may take control of such activities and Licensor shall reimburse all expenses that Avaya incurs in such undertaking. If, the use by Avaya, any Authorized Provider, Service Provider, End User, or any other sublicensee under this Agreement of the Licensed Products, Services or training is prevented by an injunction, Licensor shall, at its option, either (i) replace such parts of such Licensed Products, the Services or training as have been enjoined with parts, products, Services or Training that have materially the same functionality or purpose as the enjoined products, Services or training ("Functionally Equivalent Products or Services", or (ii) procure a license for Avaya, and all of its Authorized Providers, Service Providers, End Users and other sublicensees under this Agreement to use the Licensed Product or Services training, or (iii) reimburse to Avaya, its Authorized Providers, Service Providers, End Users or other sublicensees under this Agreement the fees (including royalties, as the case may be) previously paid pursuant to this Agreement to Licensor for the Licensed Products, Services or Training, and (iv) indemnify Avaya, its Authorized Providers, Service Providers, End Users and other sublicensees for all costs resulting from their inability to use the enjoined Licensed Products, Services or training.

B. Upon written notification to Licensor by Avaya, an Authorized Provider, Service Provider, End User, or any other sublicensee under this Agreement of any claim or action in which it is alleged that Avaya, an Authorized Provider, Service Provider, End User or any other sublicensee hereunder is liable to any third party, for products liability caused by any Licensed Products d Licensor shall assume responsibility for such claim and the defense or settlement of any litigation resulting solely therefrom and shall indemnify and hold harmless Avaya or such Authorized Provider, Service Provider, End User or end user customer, and the officers, directors, agents and employees of the aforementioned parties, from any expenses, damages, or costs of defense, and any settlements or judgments resulting therefrom. Should Licensor fail to assume responsibility for such claim and the defense or settlement of any litigation resulting therefrom, Avaya may take control of such activities and Licensor shall reimburse all expenses that Avaya incurs in such undertaking.

C. Licensor shall defend, indemnify and hold harmless Avaya, Authorized Providers, Service Providers, End Users and end user customers, and the officers, directors, agents and employees of the aforementioned parties, from and against any claims, suits, actions, demands, costs, settlements, liens, losses, expenses and all other liabilities, including reasonable attorneys' fees on account thereof that arise out of or result from: (1) injuries or death to persons or damage to property, including theft, in any way arising out of, caused, or alleged to have been caused by or on account of the operation of Licensed Products or Licensor's provision of Services or training or persons employed by or furnished by Licensor; (2) assertions under Workers' Compensation or similar acts made by persons furnished by Licensor or by any subcontractor or by reason of any injuries to such persons for which Licensor would be responsible under Workers' Compensation or similar acts if the persons were employed by Licensor; (3) any failure on the part of Licensor to satisfy all its Licensors' and subcontractors' claims for labor, equipment, materials and other obligations relating directly or indirectly to the operation of Licensed Products or provision of Services or Training; (4) any failure by Licensor to perform its obligations under the insurance requirements set forth herein; (5) assertions or claims for entitlement which any of Licensor's employees or personnel might have or might make relative to rights or privileges in any Avaya employee benefit plans or (6) any breach of this Agreement by Licensor, regardless of whether such breach has been specifically enumerated in this or other provisions of this Agreement. Licensor agrees to defend such indemnified parties upon written notification and request, against any such claim, demand or suit.

D. Anything to the contrary notwithstanding, Licensor assumes no obligation or liability for any expenses, damages, or costs resulting from any actions or claims of intellectual property infringement arising solely from (i) the combination by Avaya of Licensed Products with any other product or service, when the combination is alleged to be the source of the infringement and Licensor has not specified or authorized the combination, (ii) Licensor's compliance with the designs, specifications, or instructions of Avaya, (iii) any actions or claims of trademark infringement involving any marking or branding of the Licensed Products by Avaya that was not applied or approved in advance by Licensor, or (iv) any modification of a Licensed Product by Avaya (unless made, directed or authorized by Licensor).

E. The indemnification rights provided herein shall be conditioned upon (i) the indemnified party notifying Licensor promptly in writing of the claim or action for which indemnification is sought; and (ii) the indemnified party providing reasonable cooperation in the settlement or defense of such claim or action at no cost to Licensor (except for reasonable out-of-pocket traveling expenses). An indemnified party may participate in the defense of any indemnified matter through counsel of its own choice and at its own expense..

24. LIMITATION OF LIABILITY

EXCEPT FOR PERSONAL INJURY (INCLUDING DEATH) AND DAMAGE TO REAL OR TANGIBLE PERSONAL PROPERTY, AND EXCEPT FOR THE LIABILITIES EXPRESSLY ASSUMED BY THE PARTIES UNDER THE SECTIONS ENTITLED "WARRANTY", "INFRINGEMENT AND PRODUCT LIABILITY" "CONFIDENTIALITY", AND "MISCELLANEOUS", THE LIABILITY OF EITHER PARTY FOR ANY CLAIMS, LOSSES, DAMAGES OR EXPENSES FROM ANY CAUSE WHATSOEVER REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT OR OTHERWISE, SHALL NOT EXCEED $1,000,000 (US$). EXCEPT FOR PERSONAL INJURY (INCLUDING DEATH) AND DAMAGE TO REAL OR TANGIBLE PERSONAL PROPERTY AND THE LIABILITIES ASSUMED IN THE SECTIONS OF THIS AGREEMENT ENTITLED "INFRINGEMENT AND PRODUCT LIABILITY", "FUTURE RELEASES", "WARRANTY", AND "CONFIDENTIALITY", IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR TO ANY OTHER COMPANY OR ENTITY FOR ANY INCIDENTAL, RELIANCE, CONSEQUENTIAL OR ANY OTHER INDIRECT LOSS OR DAMAGE (INCLUDING LOST PROFITS OR REVENUES OR CHARGES FOR COMMON CARRIER TELECOMMUNICATION SERVICES OR FACILITIES ACCESSED THROUGH OR CONNECTED TO PRODUCTS) ARISING OUT OF THIS AGREEMENT. THIS SECTION SHALL SURVIVE FAILURE OF AN EXCLUSIVE REMEDY.

25. TERM; EXPIRATION AND TERMINATION

A. Unless previously terminated in accordance with the provisions of this Agreement, the initial term of this Agreement shall commence on the date on which the last of the Parties has executed and delivered this Agreement and expire three (3) years from the date hereof (the "Initial Term"). Avaya may extend the term of this agreement for up to five (5) additional one (1) year terms by providing Licensor notice of term extension on or before ninety (90) days prior to expiration of the current term.

B. Either Party may terminate this Agreement by written notice to the other Party, if such other Party shall be in material default in the payment or performance of any of its obligations hereunder and such default continues for at least thirty (30) days after notice thereof.

C. If this Agreement expires or is terminated by either party for any reason other than default by Licensor, Avaya shall remain liable to Licensor for payments due on that date ("End of Term") with respect to Licensed Products, Services and Training previously provided to Avaya. Notwithstanding any such termination or expiration of this Agreement, and subject to Avaya's payment of the License Fees and the applicable fees for Services and Training in effect on the End of Term, Licensor's obligations a) to provide Licensed Products, Services and Training on the terms in effect on the End of Term for sublicensing and resale to Avaya Contracts in effect at the End of Term ("Continuing Avaya Contracts"), b) to provide such Licensed Products, Services and Training in accordance with the provisions of the section entitled "MOST FAVORED DISTRIBUTOR", and c) to restrict its dealings with respect to Continuing Avaya Contracts and Non-Avaya Distributors in accordance with the second and third paragraphs of the section entitled "PARTIES' RIGHT TO WORK WITH OTHERS", shall survive such expiration or termination of this Agreement with respect to each Continuing Avaya Contract until Avaya and/or each Continuing Avaya Contract elect(s) not to extend, renew or reformulate upon its expiration a Continuing Avaya Contract or not to extend, renew or reformulate upon its expiration any contract extension, renewal or reformulation that is in any respect derivative of a Continuing Avaya Contract. ("Final Expiration"). Without limiting the generality of the foregoing, Licensor's continuing obligations with respect to Continuing Avaya Contracts shall include the obligations to comply with the sections entitled "LICENSED PRODUCT DELIVERABLES", "FUTURE RELEASES", "LICENSED PRODUCT WARRANTY", "CUSTOMER SUPPORT", "AVAYA TRAINING", "SOURCE CODE", "PURCHASE OF SERVICES AND TRAINING", "SERVICES AND TRAINING WARRANTY", and "SET-OFF", all of which shall remain in effect until Final Expiration.

In all events, Avaya's right to possess and maintain an archival copy of all Licensed Product(s) provided hereunder and the sections entitled "VIRUS AND TIME BOMB WARRANTY AND INDEMNITY", "LICENSED PRODUCT WARRANTY", "SERVICES AND TRAINING WARRANTY", "ADDITIONAL WARRANTIES", "CONFIDENTIALITY", "INFRINGEMENT AND PRODUCT LIABILITY", "LIMITATION OF LIABILITY", "TERM; EXPIRATION AND TERMINATION" and "MISCELLANEOUS" shall survive the expiration or termination of this Agreement.

D. Neither party shall be liable to the other on account of termination of this Agreement, either for compensation or for damages of any kind or character whatsoever, on account of the loss by Licensor or Avaya of present or prospective profits on sales or anticipated sales, good will, or expenditures, investments or commitments made in connection therewith or in connection with the establishment, development or maintenance of either party's business except as provided in paragraph C above.

E. Licensor shall ensure the availability of Licensed Products, or products of equal or better functionality, for five (5) years following the expiration or termination of this Agreement.

F. Change of control of either party shall not provide an independent ground for termination of this agreement.

26. MISCELLANEOUS

A. Nothing in this Agreement shall in any way constrain the right of Avaya or any Authorized Provider, to determine the prices each charges Service Providers for Subscription Service Licenses or Avaya Hosted Solutions or that Avaya, Authorized Providers or Service Providers charges End Users for End User Licenses or Avaya Hosted Solutions.

B. Compliance with Laws. Licensor, Avaya and all persons furnished by each shall comply at their own expense with all applicable laws, ordinances, regulations and codes, including the identification and procurement of required permits, certificates, licenses, insurance, approvals and inspections in performance under this Agreement.

C. The headings and captions used in this Agreement are for convenience only and are not to be used in the interpretation of this Agreement. If any provision of this Agreement is, or is determined to be, invalid, illegal or unenforceable, all remaining provisions of this Agreement shall nevertheless remain in full force and effect, and no provision of this Agreement shall be deemed to be dependent upon any provision so determined to be invalid, illegal or unenforceable unless otherwise expressly provided for herein. Should any provision of this Agreement be found or held to be invalid, illegal or unenforceable, in whole or in part, such provision shall be deemed amended to render it enforceable in accordance with the spirit and intent of this Agreement. Unless otherwise specified in a Participation Agreement, this Agreement has been entered into, delivered and is to be governed by, construed, interpreted and enforced in accordance with the laws of the state of New York excluding its choice of laws rules and excluding the United Nations Convention on Contracts for the International Sale of Goods. Licensor agrees to submit to the jurisdiction of any court wherein an action is commenced against Avaya in respect of a claim for which Licensor has agreed to indemnify Avaya under this Agreement. In all disputes between the parties arising under this Agreement, Licensor agrees to submit to the jurisdiction of the New York state and federal courts.

D. The failure of either Party to require performance of any provision of this Agreement shall not affect the right to subsequently require the performance of such or any other provision of this Agreement. The waiver of either Party of a breach of any provision shall not be taken or held to be a waiver of any subsequent breach of that provision or any subsequent breach of any other provision of this Agreement. This Agreement contains the entire and exclusive agreement of the Parties with respect to its subject matter. This Agreement supersedes any agreements and understandings, whether written or oral, entered into by the Parties prior to its effective date and relating to its subject matter. No modification or amendment of this Agreement shall be effective unless it is stated in writing, specifically refers hereto and is executed on behalf of each Party.

E. The Parties are independent contractors and engage in the operation of their own respective businesses. Neither Party is the agent or employee of the other Party for any purpose whatsoever. Nothing in this Agreement shall be construed to establish a relationship of co-partners or joint ventures between the two Parties. Neither Party has the authority to enter into any contracts or assume any obligations for the other Party or to make any warranties or representations on behalf of the other Party.

F. Any dispute, controversy or claim arising out of or relating to this Agreement or a breach thereof (the "Dispute"), shall be resolved in accordance with the terms of this paragraph E and its subparts.

    If the Dispute cannot be settled by good faith negotiation between the parties within a reasonable period of time, it shall be finally settled upon request of either party by arbitration to be held in accordance with the American Arbitration Association by one or more arbitrators appointed in accordance with such Rules. The arbitration shall be conducted in the English language, at a location agreed by the parties or (failing agreement) ordered by the arbitrator(s). The ruling by the arbitrator(s) shall be final and binding on the parties and may be entered in any court having jurisdiction. The arbitrator(s) will not have authority to modify or expand any of the provisions of this Agreement. Avaya and Licensor will each bare its own attorneys' fees associated with the arbitration.

    Nothing herein shall be construed to preclude either party from seeking provisional remedies, including but not limited to temporary restraining orders and preliminary injunctions form any court of competent jurisdiction, in order to protect its rights pending arbitration.

G. Except as otherwise specified, all notices, payments and reports hereunder shall be deemed given and in effect as of the date of mailing or transmission, as the case may be, when sent by next day delivery or courier service. When notice or reports are provided by fax, they shall be deemed given on the date of the fax as demonstrated by the transmission confirmation. Notices, payments and reports shall be addressed to the Parties as set forth below or to such other addresses as the Parties may from time to time give written notice of as herein provided.

If to Licensor for payments:

Voice Mobility Inc.
4190 Lougheed Highway
Burnaby, BC
V5C 6A8
Canada

If to Avaya for notices or reports: Avaya Inc., 211 Mount Airy Road, Basking Ridge, NJ 07920, Attn. GPO, Purchasing Manager.

If to Avaya for payments: Avaya Inc., 211 Mount Airy Road, Basking Ridge, NJ 07920, Attn. Acounts Payable

If to Licensor for notices or reports:

Voice Mobility Inc.
4190 Lougheed Highway
Burnaby, BC
V5C 6A8
Canada

H. Neither party will be liable for any delay or failure to perform to the extent that such delay or failure is due to unforeseen circumstances or causes beyond the party's control, including without limitation, fire, embargoes, explosions, labor disputes, government requirements, civil or military authorities, acts of God.

I. Licensor shall maintain and cause its subcontractors to maintain during the term of this Agreement (1) Workers' Compensation insurance as prescribed by the law of the state in which the Services and/or maintenance services are performed (policy will contain waiver of subrogation endorsement in favor of Avaya); (2) employer's liability insurance with limits of at least $1,000,000 for each occurrence; (3) commercial automobile liability insurance with limits of at least $1,000,000 combined single limit for bodily injury and property damage for each occurrence; (4) Commercial General Liability ("CGL") insurance, including Blanket Contractual Liability, Completed Operations and Broad Form Property damage, with limits of at least $1,000,000 combined single limit for personal injury and property damage for each occurrence; and (5) Technology Errors and Omissions (Professional Liability) Insurance with limits of at least $1,000,000 each claim/aggregate. No insurance policy required by this section shall have a deductible in excess of $50,000. All CGL insurance shall designate Avaya, its affiliates, Associated Entities, and their officers, directors and employees (referred to herein as "Company") as an additional insured. All such insurance must be primary and required to respond and pay prior to any other available coverage. Avaya shall be notified in writing at least thirty (30) days prior to cancellation of the insurance policies.

J. Assignment. Licensor shall not assign any right or interest under this Agreement without the prior written consent of Avaya, and any attempted assignment in contravention of this provision shall be void.

K. Publicity. Any news release, public announcement, advertising, or publicity relating to this Agreement shall be subject to prior written approval of both parties.

IN WITNESS WHEREOF, the Parties hereto have set their hands and seals by their duly authorized representatives as of the day and year first above written.
Voice Mobility, Inc.	AVAYA INC.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

SCHEDULE A

Licensed Product, Service and Training Descriptions and Pricing

Licensed Product and Pricing

Configurable Service Offerings

    Voice Mail (from basic to high end offerings)
    Fax Mail services (such as Fax to email and Follow me Fax)
    Voice Mail to Email (desktop and mobile devices such as PDAs)
    Web access to voice and fax messages
    One Number calling
    Outbound calling from a mailbox
    Real-time Call Connect, using Follow Me services

1. Administrative User Interfaces

    Web and telephony user interface with role-based security

2. Telephone Number Management

    UCN 200 allows for flexible telephone number management

3. ***

    Allows new subscribers to use their existing telephone number as their mailbox number

4. Distributed Telephony

    UCN 200 incorporates a distributed telephony architecture

5. VPIM Networking

    Supports the Voice Profile for Internet Messaging (VPIM) protocol

6. Message Waiting Indication via ***

    SMDI information for message waiting

7. Provisioning

    High performance provisioning via the External Mailbox Interface (EMI), a state of the art *** interface.

8. Subscriber Migration Support

    Migration data includes subscriber and mailbox settings, voice and fax messages, comments, greetings, and distribution lists.

9. Reporting

    UCN 200 produces a comprehensive data export that can be used to generate billing for system resource usage, and create custom reports using third-party tools or in-house report writing expertise.

10. SMS and Pager Gateway Integration

    Integrate with the service provider's SMS and/or paging gateways

11. Multi-Language Support

Subscriber Features

    Real-Time Call Connect

    Call Announce

    Call Screening

    Message Waiting Indication

    Subscriber User Interfaces

System Architecture

    ***
    ***
    ***
    ***
    ***
    ***
    ***

1. Scalability

    Regardless of deployment size, the UCN 200 meets service provider and end user performance expectations.

    2. Availability
    Fault tolerance and load balancing
    Deployment of critical services in redundant configurations
    Low Mean Time to Recovery (MTTR) through the UCN 200 software's self-restarting ability
    Industry standard SNMP-based monitoring and alerting, allowing for the prevention of service-affecting faults

3. Security

    System security has been integrated on numerous levels to address a wide range of risks, including message eavesdropping, website defacement and system compromise.

Service Provider Features

The UCN 200 platform provides a wide variety of enhanced messaging options, from plain old voice mail to full-featured unified communications, all on the same platform. This cost-effective system interoperates with existing infrastructure to enable smooth installation and easy administration, including telephone number management, *** support, distributed telephony configuration, VPIM networking, message waiting indication via ***, provisioning, subscriber migration support, reporting, SMS and pager gateway integration, and multi-language support.

Configurable Service Offerings

UCN 200 can provide new services that target niche markets, while maintaining mainstream services for the broader market. This highly versatile product allows concurrent support of multiple service offerings, including the following:

    Voice Mail (from basic to high end offerings)
    Fax Mail services (such as Fax to email and Follow me Fax)
    Voice Mail to Email (desktop and mobile devices such as PDAs)
    Web access to voice and fax messages
    One Number calling
    Outbound calling from a mailbox
    Real-time Call Connect, using Follow Me services

Template feature bundles provide a simple method for creating specific service offerings. The UCN 200 template feature bundles are:

    VoiceMail (VM)
    FaxMail (FM)
    Unified Messaging (UM)
    Call Connect (CC)
    Unified Communications (UC)

Each template includes sets of standard and optional features, as well as configurable settings that can be chosen, enabled and/or modified to create custom feature bundles/service offerings to meet specific market demands.

Feature bundles can be configured to have custom telephone user interfaces and on-line Help. Features can be further customized using settings that apply to individual user mailboxes.

Template feature bundles are described in detail in the Appendix.

Administrative User Interfaces

An easy-to-use Web user interface with role-based security facilitates administrative management and provisioning. System administrators use the Web user interface to create and maintain administrative users, trunks, channels, DID numbers and general system settings. Administrators and help desk representatives also use the interface to create and maintain feature bundles, and provision subscribers and mailboxes.

The administrative telephone user interface provides easy and effective ways to reach subscribers and administrators.

Telephone Number Management

UCN 200 allows for flexible telephone number management, including the ability to:

    Provide subscribers with mailbox numbers that are local to their calling area
    Use existing number management systems to assign mailbox numbers or have the UCN 200 platform assign numbers
    Support mailbox number aliasing (i.e. 1-800 services, local number portability)
    Offer vanity numbers to subscribers

***

The *** capability of UCN 200 allows new subscribers to use their existing telephone number as their mailbox number. Furthermore, service providers can give subscribers a subset of unified communications features, without the need to provision a DID for each mailbox.

Distributed Telephony

UCN 200 incorporates a distributed telephony architecture, which provides the ability to:

    Service different geographic locations and time zones from a single UCN platform
    Structure the network to minimize long distance charges and backhaul costs
    Expand the system's telephony capacity
    Centralize system administration
    Centralize message storage

VPIM Networking

UCN 200 supports the Voice Profile for Internet Messaging (VPIM) protocol, which enables:

    Message transfer between multiple UCN systems
    Interoperation with VPIM-enabled legacy messaging platforms

Message Waiting Indication via ***

Transmission of SMDI information for message waiting indication is carried over the ***, rather than by *** and ***. Advantages to this configuration include:

    Guaranteed reliable delivery to the ***, which is co-located with the switch, minimizes errors in message waiting indicators caused by noise on ***
    Removal of *** requirements eliminates recurring expenses for message waiting indication services

Provisioning

UCN 200 facilitates high performance provisioning via the External Mailbox Interface (EMI), a state of the art *** interface.

The External Mailbox Interface can be integrated with existing real-time and batch provisioning systems, eliminating the need to re-train administrative users on a new system. All EMI commands are reported for auditing purposes and can be encrypted.

Subscriber Migration Support

The UCN 200 has extended its provisioning interface to facilitate the migration of subscribers, mailboxes, and associated data from other platforms. Migration data includes subscriber and mailbox settings, voice and fax messages, comments, greetings, and distribution lists. UCN 200's subscriber telephone user interfaces and Help guides can be customized to emulate those from the previous platform.

Migrations and feature bundle customizations can be performed with an in-service UCN 200 system, allowing for gradual transition from legacy platforms with minimal subscriber impact.

Reporting

UCN 200 produces a comprehensive data export that can be used to generate billing for system resource usage, and create custom reports using third-party tools or in-house report writing expertise.

Data exports include:

    Mailbox activity data, which provides a detailed view of all of the activities that take place within subscribers' accounts
    System snapshot information, which provides a view of the various mailbox and subscriber settings within the system
    Administrative user activity, which provides records of all administrative activities, including File Transfer Mechanism and External Mailbox Interface actions
    SNMP support for specific services and nodes
    Fax, channel and disk/resource usage

SMS and Pager Gateway Integration

By using subscriber configurable email addresses, UCN 200 will integrate with the service provider's SMS and/or paging gateways to deliver appropriate notifications and pager outcalls.

Multi-Language Support

UCN 200 has multi-language Unicode support for subscriber interfaces. Languages can be added to systems and enabled as part of feature bundles.

Subscriber Features

The comprehensive set of subscriber features on UCN 200 enables a gradual, non-disruptive migration of current subscribers from legacy voice mail systems. Subscribers will enjoy their current voice mail features - plus the opportunity to purchase exciting new enhanced messaging services such as Fax Mail, Real-Time Call Connect and Unified Communications. See the UCN 200 Template Feature Bundles table in the Appendix for more information.

Real-Time Call Connect

UCN 200 provides subscribers with the ability to direct and manage their calls quickly and easily through both telephone and Web user interfaces. Subscribers with real-time call connect features can do the following:

    Set up and maintain numbers for multiple communication devices (office telephone, home telephone, mobile, etc)
    Direct calls to an easily modified Follow Me list

Call Announce

Call announce gives subscribers control over how their calls will be handled when others, such as receptionists or family members, have access to phones to which their calls are directed.

Call Screening

Call screening allows the subscriber to hear the caller's name before accepting or redirecting an incoming caller to their mailbox.

Message Waiting Indication

The UCN 200 triggers a message waiting indicator to notify subscribers of one or more unheard voice and/or broadcast messages in their mailbox. Message waiting indication can be made available on a mailbox by mailbox basis. Subscribers with message waiting indication can enable or disable it via the telephone and Web user interfaces.

Subscriber User Interfaces

The telephone user interface allows subscribers to retrieve and manage their voice and fax messages via any touch-tone telephone. Subscribers also use this interface to manage their mailbox settings and record their greetings.

The telephone user interface supports passcode protection. However, if they prefer ease of access, subscribers can enable 'passcode skip' to access their mailbox directly. See the Telephone User Interface in the Appendix for more information.

UCN 200's easy-to-use Web user interface is accessible via any computer with Internet access. This secure interface supports numeric passcodes, lock out after a specified number of unsuccessful login attempts, login expiry periods and Secure Sockets Layer (SSL) support. See the Sample Web User interface Screens in the Appendix for more information.

System Architecture

The UCN 200 design minimizes system cost while maximizing scalability, availability, security and deployment flexibility. Open architecture and industry standard protocols facilitate interoperation with existing network elements, including operational and business support systems.

The system, which uses commercial off the shelf hardware, is typically distributed across a series of nodes. Each node performs specific roles:

    ***
    ***
    ***
    ***
    ***
    ***
    ***

Figure 1: System Overview

Scalability

UCN 200 supports a range of deployment sizes, from small systems with a minimal number of subscribers to carrier grade systems hosting in excess of 300,000 subscribers, or 1,900 channels, on a single system. Larger scale deployments can be achieved through the use of multiple systems.

Regardless of deployment size, the UCN 200 meets service provider and end user performance expectations.

Availability

Deploy an available system using UCN 200 and hardware that incorporates reliability features such as data mirroring through RAID, redundant power supplies and ECC RAM. Configure UCN 200 to benefit from numerous embedded safeguards that ensure availability, including:

    Fault tolerance and load balancing
    Deployment of critical services in redundant configurations
    Low Mean Time to Recovery (MTTR) through the UCN 200 software's self-restarting ability
    Industry standard SNMP-based monitoring and alerting, allowing for the prevention of service-affecting faults

Deployment Flexibility

Flexible system architecture allows system configuration flexibility, thereby easing integration with existing infrastructure. Using distributed telephony architecture, a single system can provide local calling area mailbox numbers throughout multiple geographic locations. In such cases, long distance calls are made with trunks appropriate to the caller's local calling area, ensuring that correct billing information is collected. Furthermore, the system can be structured to either a centralized equipment location or across a wide area network with remote telephony nodes to minimize PRI backhaul costs.

Security

System security has been integrated on numerous levels to address a wide range of risks, including message eavesdropping, website defacement and system compromise. The following security features have been incorporated into the system design:

    Industry standard password hash mechanisms
    Secure Sockets Layer (SSL) encryption
    Current industry recommendations and best practices for operating system and application software security settings
    Administrative account password restrictions
    Layered security approach throughout the system, when deployed in an appropriate environment
    Secure single sign on support for portal integrations
    Audit trail for administrative users
    Detailed mailbox activity reports

Service Provider Support

Voice Mobility's Service Provider Support Team is dedicated to delivering the best customer service available, including comprehensive training, and system integration and technical support.

Technical consultants offer support for pre-sales, system design, installation configuration and technical staff.

Comprehensive UCN 200 on-site training includes:

    Tier 1 course for trainers and front-line support staff, including how to provision accounts, and assist subscribers with account set up and system use.
    Tier 2 course for trainers and designated administrators, including instruction in the principles of enhanced messaging, system architecture, administration and maintenance.

Uninterrupted service is essential for satisfying subscribers and maximizing revenue. Peace of mind is assured with Voice Mobility's 24-hour telephone technical support, 7 days a week.

Appendix

UCN 200's comprehensive set of features enables the gradual migration of subscribers from legacy voice mail systems to UCN 200, where they can then be upgraded to new enhanced messaging services.

This appendix includes detailed information about features available in the five configurable template feature bundles. It also includes the subscriber Telephone Map and sample subscriber Web user interface screens for the Unified Communications template feature bundle.

UCN 200 Template Feature Bundles

UCN Template Features	VM	FM	UM	CC	UC
Standard Features
***	a		a	a	a
***	a		a	a	a
***	a		a	a	a
***	a		a	a	a
***	a		a	a	a
***	a		a	a	a
***		a	a		a
***		a	a		a
***		a	a		a
***		a	a		a
***	a	a	a	a	a
***	a	a	a	a	a
***	a	a	a	a	a
***	a	a	a	a	a
***	a	a	a	a	a

Standard Features
***	a		a	a	a
***	a		a	a	a
***	a		a	a	a
***				a	a
***				a	a
***				a	a
***	a		a	a	a
***	a		a	a	a
***	a		a	a	a
***				a	a
***				a	a
***	a		a	a	a
***		a	a		a
***	a	a	a	a	a
***	a	a	a	a	a
***	a	a	a	a	a

Optional Features
***	a	a	a	a	a
***	a	a	a	a	a
***	a	a	a	a	a
***	a		a	a	a
***	a	a	a	a	a
***	a	a	a	a	a
***	a		a	a	a
***	a	a	a	a	a
***		a	a		a
***	a		a	a	a

Configurable Settings
***	a		a	a	a
***	a		a	a	a
***	a		a	a	a
***		a	a		a
***		a	a		a
***	a	a	a	a	a
***	a		a	a	a
***	a	a	a	a	a
***	a	a	a	a	a
***	a	a	a	a	a
***	a	a	a	a	a
***	a	a	a	a	a
***	a		a	a	a
***	a	a	a	a	a
***	a	a	a	a	a
***	a	a	a	a	a
***	a	a	a	a	a

Mailbox Settings
***	a	a	a	a	a
***	a	a	a	a	a
***	a	a	a	a	a

Table 1: UCN 200 Template Feature Bundles

Telephone User Interface Map

1 review messages
1 voice
skip
2 mark unheard
3 reply with call
dial caller
1 enter different number
* * disconnect & return to current menu
4 replay
5 envelope
6 forward
1 without comment
2 with comment
7 delete
0 reply with message
9 save
2 fax
skip
3 print
1 stored fax number
2 different fax number
4 replay
5 envelope
6 forward
1 without comment
2 with comment
7 delete
9 save
2 create message
2 review message
3 erase & re record
4 append to message
* cancel delivery
# enter destination
# send
1 delivery options
1 mark private
2 mark urgent
4 future delivery
send
* cancel destination
4 personal options
1 notification options
1 Message Waiting Indication - on
2 Message Waiting Indication - off
2 administrative options
1 passcode options
1 change passcode
2 passcode skip
1 on
2 off
2 distribution lists
1 create
2 edit
1 add a member
2 delete a member
3 rename list
3 delete list
4 list review
5 member review
4 change message order
1 newest first
2 oldest first
3 greetings
1 record
1 standard
2 extended absence
1 block message receipt
2 allow message receipt
3 spoken name
4 transfer
5 unavailable
2 use standard
3 use default
5 fax options
1 auto print on
2 auto print off
3 modify fax number
4 print all
1 stored fax number
2 different fax number
6 caller zero out options
1 on
2 off
3 modify caller zero out number
5 call connect options
1 direct calls to mailbox
2 Follow Me
1 direct calls to Follow Me
2 modify Follow Me list
3 call screening options
1 on
2 off
3 office
1 direct calls to office
2 modify office number
3 modify number of rings
4 modify call announce
1 on
2 off
4 mobile
1 direct calls to mobile
2 modify mobile number
3 modify number of rings
4 modify call announce
1 on
2 off
5 home
1 direct calls to home
2 modify home number
3 modify number of rings
4 modify call announce
1 on
2 off
6 other
1 direct calls to other
2 modify other number
3 modify number of rings
4 modify call announce
1 on
2 off
7 temporary
1 direct calls to temporary
2 modify temporary number
3 modify number of rings
4 modify call announce
1 on
2 off
7 outbound call
* * disconnect & return to main menu
message options
While listening to a message:
skip to end
1 rewind 5 seconds
2 pause playback
1 resume playback
3 fast forward 5 seconds
7 reduce volume
8 reset volume
9 increase volume

telephone interface tips

At any point within the system: Press * to return to the previous menu. Press # to complete your entry.

Figure 2: Unified Communications Subscriber Telephone Map

Subscriber Web User Interface

Voice Mobility
4133298 - David Jennings
MAILBOX
SETTINGS
HELP
EXIT
new voice • saved voice • new fax • saved fax • refresh mailbox
2 messages
messages
2 new 0 saved
new 0 saved
passcode • messages • voice and fax • call connect
mailbox overview
Your current mailbox settings are listed below. To change your mailbox settings, click on the appropriate links or select from the drop-down menus below. When finished, click apply. You can also change your mailbox settings by clicking on the links above.
Your mailbox number is: 4133298.
Caller greeting:
Call screening is
Your interface appearance is:
blue
subscriber • mailbox • feature bundles • network DIDs • system • telephony • trunks • logout
System - Trace Logging
network DID
Telephony - MWI Refresh
This page provides the ability to refresh Message Waiting Indicators (MWI's). A scheduled system refresh, when enabled, will automatically generate MWI messages at the set time (24 hour clock) for all enabled mailboxes. The immediate refresh section allows the immediate refreshing of MWI's for the selected SMDI destination, the sending of an explicit ON or OFF notification to a known MWI telephone number for the selected SMDI destination, or immediate refreshing of MWI state for a known mailbox number, using its normally assigned SMDI destination.
scheduled system refresh
enable scheduled refresh
05 hh
mm
update
immediate refresh
SMDI destination
MWI telephone number
send ON now
send OFF now
mailbox number
refresh mailbox now

PRICING

Pricing for Licensed Products (including future upgrades, releases and patches for successor Licensed Products)

If Avaya *** at $*** - $*** , Avaya shall compensate VMI at the rate of:

VM 200 $***
UM 200 $***
UC 200 $***

If Avaya *** at $*** or more ***, Avaya shall compensate VMI at the rate of

VM 200 $***
UM 200 $***
UC 200 $***

If Avaya *** at $*** or less, the Licensed Products shall cost the lesser of the price associated with the $***-$*** range or a price to be negotiated between the parties.

For the first *** customers, Avaya shall receive a discount of *** from the prices stated above for all UM 200 and UC 200 versions of the Licensed Products.

Upon accounting for *** among all of its *** (including VM 200, UM 200 and UC 200), Avaya shall receive a *** discount from the prices stated above for all incremental UM 200 and UC 200 licenses.

*** for multiple Licensed Products shall be as follows:

VM 200 VM 200 rate only
VM 200 + UM 200 VM 200 rate plus UM 200 rate
VM 200 + UC 200 VM 200 rate plus UM 200 rate
VM 200 + UM 200 + UC 200 VM 200 rate plus UM 200 rate + UC 200 rate

SCHEDULE B

CUSTOMER SUPPORT

SUPPORT DEFINITION

Level 1 Support

  Definition: General usability questions from subscribers.
  Example: How do I set up my personal greeting? How do access my messages on the web?
  Responsibility: Avaya, Service Provider or End User.
  Service Levels: N/A

Level 2 Support

  Definition: Providing assistance to Level 1 Customer Service Representatives. This will be provider by Help Desk or Administrator system users
  Example: Level 1 representative needs assistance in locating certain user help documentation.
  Responsibility: Avaya
  Service Levels: N/A

Level 3 Support

  Definition: Fixing non-VMI Software system failures. Creating and maintaining the system.
  Example: Disk drive is down because of a hardware failure.
  Responsibility: Avaya
  Service Levels: N/A

Level 4 Support

  Definition: Fixing VMI software failures (see attached matrix)
  Example: Messages are not being received by subscribers due to a VMI software code problem.
  Responsibility: VMI
  Service Levels: VMI to provide telephone support with an average of fifteen (15) minute response measured weekly to the initial contact via telephone or e-mail trouble ticket. Avaya shall endeavor to provide all issue and debugging information to VMI in a timely matter so that the problem can be classified and ultimately identified.

VMI software problems may require updates to the system components that Avaya, or its designated Level 3 support person, will have to apply to the problem system. VMI and Avaya shall use all commercially reasonable best efforts to resolve any critical failures reported to VMI by Avaya.

Support Level Costs
On-site Support	$2,000 / day $250 / hour for additional hours
VMI will assist the customer in Level 3 support at the customer's location if required. Travel and accommodations extra.

Remote Support	$200 / hour
VMI will assist the customer in Level 3 support remotely from VMI's location.

SCHEDULE C

TRAINING

Course Descriptions

Course Code: VMI 101
Course Name: Customer Service Representative Training
Duration: 2 Days
Class Size: 10 (Max)
Prerequisites: N/A
Description: Focusing on Tier I support environments, this course provides an understanding of the UCN 200 feature set and to train the student in subscriber support (call center) and mailbox administration - MACs (Moves, Adds and Changes). Voice Mail, Fax Mail, Unified Messaging and Unified Communication features and behavior will be covered with attention to telephone, web and email interfaces. Tier I troubleshooting and common subscriber problems will also be addressed.

Course Code: VMI 201
Course Name: System Administration
Duration: 3 Days
Class Size: 6 (Max)

Prerequisites: N/A
Description: Suitable for Tier II administrators and support personnel, this course provides students with the ability to manage a deployed system. Feature Bundles (classes of service), configurable TUI, mailboxes, administrative users/permissions, trunks (T1/E1), DIDs, VPIM integration, system configuration, SMDI/MWI. Students may wish to have VMI 101 as a background to this course, although it is not compulsory.

Course Code: VMI 301
Course Name: Architecture and Design
Duration: 3 Days
Class Size: 4 (Max)
Prerequisites: N/A
Description: Gain a thorough understanding of the UCN 200 architecture and design. This course is suitable for Tier III support and solution design personnel. Components, networking, inter-process communications, I/O traffic, data storage and bottlenecks will be examined. Methodologies to support availability, redundancy and scalability will also be discussed. The student will develop skills in system design and hardware selection to prepare for deployments, as well as form the basis for installation, maintenance and troubleshooting. Students may wish to have VMI 101 and 201 as a background to this course, although it is not compulsory.

Course Code: VMI 303
Course Name: Installation
Duration: 2 Days
Class Size: 4 (Max)
Prerequisites: VMI 301
Description: Develop hands-on experience with installations. Understand hardware and operating system fundamentals, third party supporting software, networking (TCP/IP, UDP, SMTP, HTTP) and various software configurations. Design and implement the infrastructure to support reporting, alarms, provisioning and remote administration.

Course Code: VMI 311
Course Name: Alarms and Monitoring
Duration: 1 Day
Class Size: 4 (Max)
Prerequisites: N/A
Description: Become familiar with error conditions, alarms/alerts, logging, resource monitoring, SNMP and Syslog integration. Consider procedures for proactive and reactive maintenance as well as facility management (capacity).

Course Code: VMI 321
Course Name: Reporting
Duration: 2 Days
Class Size: 4 (Max)
Prerequisites: VMI 301
Description: Develop expertise in interpreting UCN 200 data with the goal of developing reports. Mailbox Activity and Admin Activity data will be the focus of this course. Reporting for uses such as troubleshooting, trunk usage, security, administrative auditing and billing will be thoroughly studied.

Course Code: VMI 331
Course Name: External Mailbox Interface (EMI)
Duration: 2 Days
Class Size: 4 (Max)
Prerequisites: VMI 101
Description: Suitable for OSS/BSS integration managers and developers, students will become knowledgeable with the UCN 200's EMI (provisioning interface). All methods to support mailbox MACs (Moves, Adds and Changes) will be covered in detail: batch and real-time transactions, greeting/message uploading, mailbox adding/removing and settings modification.

Course Code: VMI 341
Course Name: Maintenance and Troubleshooting
Duration: 2 Days
Class Size: 4 (Max)
Prerequisites: VMI 301
Description: Tools and procedures for Tier III troubleshooting and system administration are provided: telephony testing/debugging tools, telephony hardware and DSP management, audio file conversion utilities, trace logging, startup/shutdown, SQL tools, OS and networking utilities.

Training - Tier 1 (100 level courses)	$2,000 / day

At the customer's location, VMI will train Customer Service Representatives and Help Desk Representatives on the VMI software suite. One-day course. (Maximum class size 10 seats). Travel and accommodations extra.

Training - Tier 2 (200 level courses)	$500 / person / day
At the customer's location, VMI will train the personnel who will be responsible for Tier 2 support. Travel and accommodations extra. One-week course. Train the trainer.

Training - Tier 3 (300 level courses)	$500 / person / day
At the customer's location, VMI will train the personnel who will be responsible for Tier 3 support. Travel and accommodations extra. Two-week course. Train the trainer.

SCHEDULE D

TRADEMARKS

Trade Mark: VOICE MOBILITY & Design
Serial No: 1054951
Reg. No: TMA563,821
Date: June 20, 2002
Canada

Trade Mark: FOLLOW-ME-FIND-ME
Serial No: 1072634
Reg. No: TMA564,597
Date: July 11, 2002
Canada

SCHEDULE E

DEVELOPMENT SCHEDULE

Introduction

This document provides feature assignments that are currently planned for Voice Mobility's UCN 200 product as of July 17, 2003. This document should be used for planning purposes only. These features and feature assignments are subject to change as a result of input from our partners and clients and changing market needs.

Release Schedule

V3.1 GA: October 31, 2003
***

Scheduled Feature Release Assignment

The following section details, by category, the assigned features that are scheduled for each release.

Core

Feature	V3.1	V3.2
Consistent User Experience	✓
***		✓
Improved Availability - No SPOF	✓
Improved Availability - Reducing MTTR	✓
Improved Availability - SNMP /General Alerting	✓
Improved Availability - SNMP Monitoring	✓
Improved Scalability - Scaling Out		✓
Improved Scalability - Scaling Up	✓
***	✓
System Integrator Interface	✓

Voicemail Replacement

Feature	V3.1	V3.2
Auto-Play Messages	✓
Broadcast by Group		✓
Enhanced Group Support	✓
Extension Mailboxes	✓
Family Mailboxes	✓
Future Delivery Subscriber Interface - Extended		✓
Group Support		✓
IVR/Auto Attendant Integration		✓
New User Tutorial	✓
Read Receipt		✓
Restart Session		✓

Enhanced Services

Feature	V3.1	V3.2
Configurable Email Notification	✓
Speech Recognition - VoiceXML	✓

Schedule F

End User Software Licensing Agreement

Software License Agreement

BETWEEN

Licensee and Voice Mobility, Inc.

SECTION 1 -	DEFINITIONS	45
SECTION 2 -	SCOPE	46
SECTION 3 -	SOFTWARE LICENSE AND RESTRICTIONS ON USE	46
SECTION 4 -	INSTALLATION, TRAINING AND SUPPORT AND MAINTENANCE	47
SECTION 5 -	LICENSE FEES AND OTHER CHARGES	47
SECTION 6 -	TAXES AND DUTIES	48
SECTION 7 -	WARRANTY	48
SECTION 8 -	DOCUMENTATION	49
SECTION 9 -	CONFIDENTIALITY AND PUBLICITY	49
SECTION 10 -	SOFTWARE ESCROW	49
SECTION 11 -	INDEMNITY	49
SECTION 12 -	LIMITATION OF LIABILITY AND REMEDIES	50
SECTION 13 -	TERMINATION	51
SECTION 14 -	DISPUTE RESOLUTION	51
SECTION 15 -	GENERAL PROVISIONS	52
CONFIGURABLE SERVICE OFFERINGS		55
SUBSCRIBER FEATURES		55
SYSTEM ARCHITECTURE		56
1.	DEFINITIONS	59
2.	SOFTWARE SUPPORT PERIOD	59
3.	SUITABILITY OF LICENSED SOFTWARE	59
4.	APPROVED HARDWARE	59
5.	LICENSED SOFTWARE INSTALLATION	59
6.	ERROR CORRECTION SERVICES	60
7.	SUPPORT PERSONNEL	60
8.	SUPPORT LINE SERVICE	60
9.	SUPPORT CHARGES AND ON-SITE SERVICES	61
10.	LICENSEE'S RESPONSIBILITIES	61
11.	EXCLUDED SERVICES	61
12.	NEW RELEASES	61

SCHEDULE A. SOFTWARE DESCRIPTION

SCHEDULE B. PRICES

SCHEDULE C. TECHNICAL SUPPORT OBLIGATIONS

SCHEDULE D. HARDWARE RECOMMENDATIONS

SCHEDULE E. INSTALLATION AND TRAINING

SCHEDULE F. ACCEPTANCE TEST

SOFTWARE LICENSE AGREEMENT

This Agreement is dated for reference by

BETWEEN:

Voice Mobility, Inc., a corporation incorporated under the laws of Canada, with its principal place of business at 100 - 4190 Lougheed Highway, British Columbia, CANADA V5C 6A8

("VMI")

AND:

XXXXXXXXX, a corporation incorporated under the laws of XXXXXX with its principal place of business at XXXXXXXXX

("Licensee")

WHEREAS VMI has rights in the Licensed Software and Licensee wishes to acquire a license to use the Licensed Software.

WHEREAS VMI is willing to grant Licensee a license to use the Licensed Software for its internal business purposes only (and not for redistribution or resale) on the terms and conditions set out herein.

NOW THEREFORE in consideration of the mutual covenants and obligations contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensee and VMI ("Parties") agree as follows:

SECTION 1- DEFINITIONS

1.1 Definitions. In this Agreement, the following terms will have the following meanings:

(a) "Affiliate" means, with respect to any entity, any other entity directly or indirectly controlling or controlled by, or under direct or indirect common control with, such entity or one or more of the other Affiliates of that entity (or a combination thereof) For the purposes of this definition, an entity shall control another entity if the first entity (i) owns, beneficially or of record, more than fifty percent (50%) of the voting securities of the other entity.

(b) "Agreement" means this agreement, the Schedules attached hereto and any documents included by reference, as each may be amended from time to time in accordance with the terms of this Agreement.

(c) "Business Day" means any day other than a Saturday, Sunday or statutory holiday observed by Licensee or VMI.

(d) "Commodity Taxes" means all commodity taxes, including but not limited to, all sales, retail, use, goods and services, harmonized, value added, excise and similar taxes imposed, levied or assessed by any government authority, other than taxes in the nature of a tax on income or capital.

(e) "Confidential Information" means any information which is confidential in nature or that is treated as being confidential by a Party or by any of its Affiliates and that is furnished by or on behalf of such Party or any of its Affiliates (collectively, the "Disclosing Party") to the other Party or to any of its Affiliates (collectively, the "Receiving Party"), whether such information is or has been conveyed verbally or in written or other tangible form, and whether such information is acquired directly or indirectly such as in the course of discussions or other investigations by the Receiving Party, including, but not limited to, trade secrets and technical, financial or business information, data, ideas, concepts or know-how that is considered and treated as being confidential by the Disclosing Party. Confidential Information disclosed in tangible or electronic form may be identified by Disclosing Party as confidential with conspicuous markings, or otherwise identified with a legend as being confidential, but in no event shall the absence of such a mark or legend preclude disclosed information which would be considered confidential by a party exercising reasonable business judgment from being treated as Confidential Information by Receiving Party.

(f) "End Users" means the Licensee's end users of the enhanced messaging system made available through the use of the Licensed Software;

(g) "Intellectual Property Right" means any right that is or may be granted or recognized under any Canadian or foreign legislation regarding patents, copyrights, neighbouring rights, moral rights, trade-marks, trade names, service marks, industrial designs, mask work, integrated circuit topography, privacy, publicity, celebrity and personality rights and any other statutory provision or common or civil law principle regarding intellectual and industrial property, whether registered or unregistered, and including rights in any application for any of the foregoing.

(h) "Licensed Software" means the enhanced messaging software described in Schedule A, in executable code (object code) only, together with the associated documentation therefore, including any update or enhancement to such software product that is generally made available by VMI and that is marketed under the same product number and nomenclature and which may be added from time to time to Schedule A as a maintenance release. VMI reserves the right to upgrade Licensed Software to the current release and to charge for new features.

(i) "Third Party Software" means software and associated documentation and materials proprietary to a third party and distributed by VMI, including that software listed in Schedule A, subject to the terms of a separate, executable code only license agreement between the appropriate third party and the Licensee.

(j) "Tier 1 Support" means the support and maintenance services required to be provided to End Users.

(k) "Tier 2 Support" means all network management, technical support and maintenance services required to provide all reasonable response and support to Tier I Support and enable Licensor to deliver the enhanced messaging services made available through use of the Licensed Software to End Users.

SECTION 2 - SCOPE

2.1 Deliverables. VMI shall not be responsible for providing any services or delivering any equipment, software, documentation or any other item not specifically required by this Agreement.

SECTION 3 - SOFTWARE LICENSE AND RESTRICTIONS ON USE

3.1 Grant of License. VMI hereby grants to Licensee a perpetual, non-exclusive, non-transferable worldwide license (subject to the termination provisions contained in this Agreement) to use the Licensed Software in accordance with and subject to the terms and conditions of this Agreement.

3.2 Third Party Software. The Licensee hereby acknowledges that this Agreement does not constitute a license of the Third Party Software, which must be licensed by Licensee separately from the appropriate third party or parties notwithstanding its availability through VMI.

3.3 Limited Use. The Licensed Software shall only be used by the Licensee for the purpose of providing voice messaging and related services to its customers or wholesale partners. Use of the Licensed Software or any such applications by or for another party or for any other purpose is expressly prohibited.

3.4 No Copying. Licensee shall not copy, reproduce, publish or distribute the Licensed Software in any manner, except the Licensee may make a single copy for backup, archival, maintenance or disaster-protection purposes.

3.5 Intellectual Property Rights. All Intellectual Property Rights associated with the Licensed Software are and shall remain the exclusive property of VMI. Licensee acknowledges that no title to Intellectual Property associated with the Licensed Software shall be acquired by or vested in Licensee and that Licensee shall have no rights therein except as specifically provided for herein. All modifications made to the Licensed Software shall be the sole and exclusive property of VMI. Licensee shall not edit, enhance or otherwise modify the Licensed Software in any respect. Licensee shall not disassemble, decompile or otherwise reverse engineer any portion of the Licensed Software. Without limiting the generality of the foregoing, Licensee shall not be entitled to prepare any derivative works or improvements to the Licensed Software. Except as specifically set forth herein, nothing herein shall grant Licensee any license or other right whatsoever with respect to any trademark, tradename, service mark, logo or design of VMI.

SECTION 4 - INSTALLATION, TRAINING AND SUPPORT AND MAINTENANCE

4.1 Installation. Each of the Parties will be responsible for performing and bearing the costs of their respective installation responsibilities detailed in Schedule E. Licensee acknowledges that VMI's installation responsibilities are subject to Licensee meeting the pre-installation requirements set out in Schedule E and VMI's receipt of any deposit required to be paid by Licensee in accordance with Schedule B.

4.2 Training. VMI will provide to Licensee the training set out in Schedule E attached hereto. The fees to be paid by Licensee for such training is set out in Schedule B attached hereto. Reasonable travel and accommodation expenses incurred by VMI in connection with such training will be paid for by Licensee.

4.3 Support and Maintenance. Tier 3-application support and maintenance services, as described in Schedule C attached hereto, shall be provided by VMI to the Licensee. The fees to be paid by Licensee for such services are set out in Schedule B attached hereto.

SECTION 5 - LICENSE FEES AND OTHER CHARGES

5.1 License Fees. The license fee and other charges applicable to the use of the Licensed Software are as indicated in Schedule B and are due in accordance with the terms of Schedule B.

5.2 Invoicing and Payment. VMI will invoice Licensee for the license fee and any other fees or charges payable pursuant to this Agreement in accordance with Schedule B. Licensee shall pay all invoiced amounts (except for any deposit which shall be payable on the date of execution of this Agreement) within 30 days of the date of VMI's invoice, without deduction or offset, by wire transfer, certified cheque, bank draft or such other means that VMI may approve. Any amount, which has not been paid within 30 days of the date of VMI's invoice, will be considered delinquent. VMI may charge Licensee interest on any delinquent amount at a rate of 12% per annum.

SECTION 6 - TAXES AND DUTIES

6.1 Taxes and Other Charges. Licensee will pay all Commodity Taxes and any duties, clearance charges or other charges that may be applicable to the license of the Licensed Software or any services to be provided by VMI. The amount set forth in Schedule B does not include such taxes or charges and, where applicable, they will be added to the invoices.

6.2 Remittance of Taxes. In the event Licensee pays any Commodity Taxes and such taxes are determined to be inapplicable or subject to a reduction, exemption or increase, VMI shall, unless advised otherwise by Licensee, remit any repayment to Licensee, or cooperate with Licensee to claim such repayment or reduction. Such cooperation shall be reasonable and shall include the obligation to complete or assist Licensee in completing any request for repayment, reduction or exemption and to supply Licensee with all necessary documentation to support such request.

6.3 Tax Numbers. VMI represents and warrants to Licensee that it is duly registered under Part IX of the Excise Tax Act (Canada) (GST Registration___________________________. Licensee represents and warrants to VMI that it is duly registered under Part IX of the Excise Tax Act (Canada) (GST Registration________________________.

SECTION 7 - WARRANTY

7.1 VMI Warranty. VMI warrants that it has the full right, title and authority in and to the Licensed Software.

7.2 Limited Warranty. VMI warrants to Licensee that for a period of 180 days following acceptance of the Licensed Software the Licensed Software will under normal use and service perform substantially in accordance with the published documentation for the Licensed Software. In the event of a breach of such a warranty, VMI's sole obligation shall be to remedy such defect that is reported to VMI within the warranty period. In the event such defect is unable to be remedied by VMI, using reasonable efforts, VMI shall, in its sole discretion, refund to Licensee the license fee, use reasonable efforts to find a replacement for the Licensed Software and this Agreement will be automatically terminated.

7.3 Disclaimer. EXCEPT AS EXPRESSLY PROVIDED HEREIN, VMI MAKES NO WARRANTIES, REPRESENTATIONS, PROMISES, CONDITIONS OR UNDERTAKINGS WHATSOEVER (COLLECTIVELY THE "WARRANTIES"), WHETHER EXPRESS, IMPLIED, COLLATERAL OR OTHERWISE, REGARDING THE LICENSED SOFTWARE AND VMI HEREBY EXPRESSLY DISCLAIMS ANY AND ALL OTHER WARRANTIES (INCLUDING THOSE OF MERCHANTABILITY AND FITNESS FOR PURPOSE), WHETHER ARISING BY STATUTE, OR OPERATION OF LAW, OR FROM A COURSE OF DEALING OR USAGE OF TRADE, OR OTHERWISE. VMI DOES NOT WARRANT THAT THE LICENSED SOFTWARE WILL OPERATE UNINTERRUPTED OR ERROR-FREE NOR WARRANT THAT EACH DEFECT WILL BE CORRECTED.

7.4 Recommended Equipment. The Licensee acknowledges that the Licensed Software has been developed for use with the hardware recommended in Schedule (or with other hardware approved by VMI in writing) and use of any other hardware shall void the warranty set out in Subsection 7.2 hereof.

7.5 Recommended Configuration. The Licensee acknowledges that the Licensed Software has been developed for use in a specific system configuration. System configuration must be approved by VMI in writing. Use of any other configuration shall void the warranty set out in Subsection 7.2 hereof.

7.6 Acceptance Testing. Immediately after the Licensed Software is installed, VMI shall conduct acceptance testing as described in Schedule F to demonstrate that the Licensed Software substantially complies with the functional specifications as set out in the documentation accompanying the Licensed Software on delivery. If VMI fails to conduct such acceptance testing the Licensed Software shall be deemed to have been accepted by Licensee on Licensee's first use of the Licensed Software in a production environment.

SECTION 8 - DOCUMENTATION

8.1 Documentation. Upon shipment of the Licensed Software, VMI shall provide Licensee, free of charge, its standard documentation in English related to the Licensed Software (the "Documentation"). The Documentation shall be in sufficient detail to allow a reasonably trained user of the Licensed Software to understand its functions and features and to be able to use the Licensed Software. Upon request by Licensee, VMI shall provide the Documentation in soft copy (diskette) or by any other electronic means. VMI hereby grants Licensee a fully paid up, royalty free, non-exclusive and perpetual license authorising Licensee and their respective subcontractors and agents, to use the Documentation. Such use will be limited to Licensee's reasonable requirements in connection with its use of the Licensed Software.

SECTION 9 - CONFIDENTIALITY AND PUBLICITY

9.1 Use/Safe-guarding Confidential Information. Receiving Party shall not use Disclosing Party's Confidential Information for any purpose other than to exercise or perform its rights or obligations under this Agreement. Receiving Party shall not copy or otherwise reproduce Disclosing Party's Confidential Information, or disclose, disseminate or otherwise communicate, in whole or in part, Disclosing Party's Confidential Information to any third party, without the prior written consent of Disclosing Party. Receiving Party further agrees that it shall safeguard Disclosing Party's Confidential Information from disclosure and, at a minimum, use efforts commensurate with those Receiving Party employs for protecting the confidentiality of its own Confidential Information which it does not desire to disclose or disseminate, but in no event less than reasonable care.

9.2 Restrictions on Use of Licensee or Licensee Name. VMI may not use in its publicity or marketing literature either Licensee's, or its Affiliates' name, the fact that it has signed this Agreement with Licensee, or any information which may reasonably be seen to infer that VMI has entered into an agreement with or has a relationship with Licensee or its Affiliates without first obtaining Licensee's prior written approval, such consent not to be unreasonably withheld.

9.3 Remedies. Receiving Party agrees that Disclosing Party may be irreparably injured by a breach of this Agreement and that Disclosing Party may be entitled to seek equitable relief, including a restraining order, injunctive relief, specific performance and any other relief that may be available from any court to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any action instituted in any court having subject matter jurisdiction, in addition to any other remedy to which Disclosing Party may be entitled at law or in equity in the event of any breach of the provisions hereof without the necessity of posting bond. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Agreement but shall be in addition to all other remedies available at law or in equity.

SECTION 10 - SOFTWARE ESCROW

10.1 At the sole discretion of the licensee and at any point during the term of the contract an escrow agreement may be created causing the version of software then in use by the licensee to be secured with an escrow agent.

10.2 If the licensee exercises this right all of the costs associated with establishing an escrow account with a trust agent and subsequent maintenance of the escrow agreement with the trust agent will be borne by the licensee.

SECTION 11 - INDEMNITY

11.1 Indemnity. At VMI's expense, VMI will defend Licensee against any claim that any Licensed Software infringes a Canadian or United States patent or copyright or any other third party Intellectual Property Right and VMI will pay all costs, damages and attorney's fees that a court finally awards as a result of such a claim and that Licensee incurs due to such claim. VMI's obligation to defend any such claim or pay amounts as a result of such claim are conditional on Licensee giving VMI prompt written notice of the claim, co-operating fully with VMI in its defence, and giving VMI sole authority to control the case and any related settlement negotiations. VMI will not be responsible for any settlement made without its prior written consent.

11.2 Existence of Potential Claim. If in VMI's opinion any Licensed Software is likely to become the subject of a claim with respect to the Licensed Software referred to in Subsection 10.1, Licensee will permit VMI, at VMI's option and expense, to attempt to either secure for Licensee the right to continue using such Licensed Software or else replace or modify it so that it becomes non-infringing without materially affecting Licensee's ability to use it. If neither of these alternatives is available on terms which VMI feels are reasonable, then Licensee will return the particular Licensed Software to VMI at VMI's request and VMI will refund the license fees Licensee paid to VMI for such Licensed Software and VMI will work with Licensee to transition all End Users to an alternate product.

11.3 Excluded Claims. VMI will not be obligated to Licensee for any patent or copyright infringement claim with respect to the Licensed Software which is based upon:

(a) any modification of the Licensed Software by anyone other than VMI or someone VMI authorized to modify the Licensed Software;

(b) VMI's compliance with Licensee's specific specifications or instructions;

(c) the combination or interconnection of the Licensed Software with any other product, device or system VMI did not supply; or

(d) Licensee's failure to promptly install any release, revision or enhancement to the Licensed Software furnished to Licensee by VMI.

SECTION 12 - limitation of liability and remedies

12.1 Remedies Exclusive. Except where stated otherwise, Licensee's exclusive remedies concerning VMI's performance or non-performance are those expressly stated in this Agreement.

12.2 Limits on Liability. IF FOR ANY REASON ONE PARTY BECOMES LIABLE TO THE OTHER PARTY OR ANY OTHER PARTY FOR DIRECT OR ANY OTHER DAMAGES FOR ANY CAUSE WHATSOEVER, AND REGARDLESS OF THE FORM OF ACTION (IN CONTRACT OR TORT), INCURRED IN CONNECTION WITH THIS AGREEMENT, OR THE LICENSED SOFTWARE, THEN:

(a) THE AGGREGATE LIABILITY OF THAT PARTY FOR ALL DAMAGES, INJURY, AND LIABILITY INCURRED BY THE OTHER PARTY AND ALL OTHER PARTIES IN CONNECTION WITH THE LICENSED SOFTWARE SHALL BE LIMITED TO AN AMOUNT EQUAL TO THE LICENSE FEES PAID UNDER THIS AGREEMENT; AND

(b) NEITHER PARTY SHALL BRING OR INITIATE ANY ACT OR. PROCEEDING AGAINST THE OTHER PARTY ARISING OUT OF THIS AGREEMENT OR RELATING TO THE LICENSED SOFTWARE MORE THAN TWO YEARS AFTER THE CAUSE OF ACTION HAS ARISEN.

12.3 No Consequential Damages. IN NO EVENT SHALL EITHER PARTY (OR ITS DIRECTORS, OFFICERS, EMPLOYEES, DISTRIBUTORS, AGENTS, REPRESENTATIVES OR SUBLICENSEES) BE LIABLE TO THE OTHER PARTY FOR ANY LOSS OF PROFITS, LOSS OF BUSINESS, OR FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR PUNITIVE DAMAGES, OF ANY KIND, EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES (AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF LIMITED REMEDY) WITH RESPECT TO ANY CLAIM OR MATTER ARISING UNDER THIS AGREEMENT (INCLUDING WITHOUT LIMITATION PROVIDING THE LICENSED SOFTWARE AND DOCUMENTATION TO LICENSEE). THIS LIMITATION SHALL APPLY REGARDLESS OF WHETHER THE CLAIM ARISES UNDER CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY.

SECTION 13 - TERMINATION

13.1 Insolvency. Either Party may immediately terminate this Agreement, upon written notice to the other Party, if such other Party is subject to proceedings in bankruptcy or insolvency, voluntarily or involuntarily, if a receiver or trustee is appointed with or without the other Party's consent, if the other Party assigns its property to its creditors or performs any other act of bankruptcy or if the other Party becomes insolvent and cannot pay its debts when they are due.

13.2 Material Breach. In addition to any other rights and remedies available to it, either Party may immediately terminate this Agreement in the event that the other Party commits a material breach of its obligations under this Agreement and such breach is not cured by the other Party within sixty (60) Business Days of written notification of such breach.

13.3 License. In the event:

(a) VMI becomes insolvent or bankrupt; or

(b) VMI ceases to offer support for the Licensed Software and support is not otherwise available from a VMI's authorized contractor;

VMI shall grant Licensee, on terms reasonably satisfactory to VMI, a personal, non transferable, non-exclusive, limited license to all necessary documentation, software source codes, logic diagrams, and any special support tools used by VMI required to maintain the Licensed Software for the sole use of Licensee.

13.4 Suspension of Obligations. If either party should default in the performance or observance of any of its obligations hereunder, then, in addition to all other rights and remedies available to the non-defaulting party, the non-defaulting party may suspend performance and observance of any or all its obligations under this Agreement, without liability, until the other party's default is remedied.

SECTION 14 - DISPUTE RESOLUTION

14.1 Escalation Procedure. The parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation between executives who shall have sufficient authority to sign a binding settlement agreement. If the dispute has not been resolved by negotiation within thirty (30) calendar days after receipt of the complaining party's notice of a dispute ("Receipt of Notice"), or if the parties fail to meet within fifteen (15) calendar days after receipt of notice, the parties shall endeavour to settle the dispute by arbitration before a single arbitrator appointed under the Commercial Arbitration Act (British Columbia). The arbitration shall be held in Toronto, Ontario, Canada, or such other place as the parties may agree. No depositions will be taken. All discoveries will be completed, and the arbitration hearing will be commenced, within forty-five (45) calendar days after appointment of the arbitrator, and the arbitration hearing will conclude within thirty (30) calendar days after it commences. The arbitrator will make every effort to enforce these timing requirements strictly, but may extend the time periods upon a showing that exceptional circumstances require extension to prevent manifest injustice The decision of the arbitrator will be rendered in writing and will explain the reasons therefore. The arbitrator may render awards of monetary damages, direction to take or refrain from taking action, or both. The arbitrator shall award the prevailing party its costs incurred in connection with the arbitration, including reasonable attorneys fees. The arbitrator may not modify the terms of this Agreement. Judgment upon the award rendered in any such arbitration may be entered in any court having jurisdiction thereof, or application may be made to such court for a judicial acceptance of the award and enforcement, as the law of such jurisdiction may require or allow. The procedures specified in this Subsection shall be the sole and exclusive procedures for the resolution of disputes between the parties arising out of or relating to this Agreement, provided, however, that a party, without prejudice to the above procedures, may file a complaint for statute of limitations or venue reasons, or to seek a preliminary injunction or other provisional judicial relief without the necessity of posting bond, if in its sole judgment such action is necessary to avoid irreparable damage or to preserve the status quo. Despite such action the parties will continue to participate in good faith in the procedures specified in this Subsection. All applicable statutes of limitation and defences based upon the passage of time shall be tolled while the procedures specified in this Subsection are pending. The parties will take such action, if any, required to effectuate such tolling.

14.2 Continued Performance. Subject to the provisions of this Agreement and other than the specific subject matter of the dispute, the Parties shall continue the performance of their obligations during the resolution of any dispute or disagreement, including during any period of arbitration, unless and until this Agreement is terminated or expires in accordance with its terms.

14.3 Injunctive Relief. Notwithstanding the provisions of this Subsection, each Party shall retain the right and nothing shall prevent either Party from seeking immediate injunctive relief if, in its business judgment, such relief is necessary to protect its interests prior to utilizing or completing the dispute resolution processes described in Subsection 13.1, including without limitation, in respect of a claim by a Party based on a breach of the confidentiality obligations herein.

SECTION 15 - GENERAL PROVISIONS

15.1 Schedules. Only the Schedules listed below are incorporated into this Agreement by reference and are deemed to be part of this Agreement.

Schedule A - Software Description

Schedule B - Prices

Schedule C - Support and Maintenance

Schedule D - Recommended Hardware

Schedule E - Installation and Training

Schedule F - Acceptance Test

15.2 Assignment. This Agreement may not be assigned by either Party in whole or in part, without the other Party's prior written consent provided that either Party may assign this Agreement to a successor of all or substantially all of its business or assets to which this Agreement relates provided that such successor agrees to be bound by all of the terms and conditions of this Agreement by which the assignor was bound.

15.3 Relationship of Parties. VMI is an independent contractor of Licensee. This Agreement shall not be construed to and does not create a relationship of agency, partnership, employment or joint venture. VMI shall not have the authority to bind Licensee without the applicable prior written consent of Licensee. The inclusion of portions of this Agreement in VMI's arrangements with its subcontractors shall not create a contractual relationship between a VMI or subcontractor of VMI and Licensee.

15.4 Licensee or Licensee Property. VMI shall take reasonable care of all property (including real and personal property, whether tangible or intangible) belonging to Licensee which may from time to time be in its care, under its control or otherwise used by it and shall be responsible for any loss or damage resulting from its negligence or wilful misconduct or that of its employees, agents or subcontractors, and shall use such property solely for the purposes of fulfilling its obligations hereunder in accordance with the instructions of Licensee.

15.5 Force Majeure. No Party to this Agreement shall be liable to the other Party for any failure or delay in fulfilling an obligation hereunder, excluding payment obligations, if said failure or delay is attributable to circumstances beyond its control, including, but not limited to, any fire, power failure, labour dispute or government measure ("Force Majeure") The Parties agree that the deadline for fulfilling the obligation in question shall be extended for a period of time equal to that of the continuance of the Force Majeure. VMI shall use all commercially reasonable efforts to minimize the effect of the Force Majeure on its performance under this Agreement. Notwithstanding the continuance of an event of Force Majeure, VMI may not delay performance of its obligations under any circumstances by more than thirty (30) days, otherwise Licensee may terminate this Agreement and procure the Licensed Software from a third party, at its sole discretion.

15.6 Survival. The following sections shall survive the expiration or termination of this Agreement, regardless of the reasons for its expiration or termination, in addition to any other provision which by law or by its nature should survive: Subsections 3.4, 3.5, 7.3, 12.5, 14.2, 14.6, 14.8 and Sections 5, 9, 10, 11 and 13.

15.7 Time of Essence. Time is of the essence in any matter relating to the performance of this Agreement. Expiration of the deadlines for completion of a Party's obligations hereunder shall constitute notice of default, without any further action or notice being required from the other Party.

15.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein, the parties hereby specifically excluding the application of the United Nations Convention on Contracts for the International Sale of Goods.

15.9 Notices. All notices under the terms of this Agreement shall be given in writing and sent by registered mail, return receipt requested and facsimile transmission or shall be delivered by hand to the following addresses.

Licensee	Voice Mobility, Inc.
Attention: Harry Chan
100-4190 Lougheed Highway
Burnaby, B.C.
V5C 6A8
Fax # (604) 482.1169

All notices shall be presumed received when they are hand delivered, or five (5) Business Days of their mailing, or on the Business Day following the day of facsimile transmission.

15.10 Severability. If any provision, or portion thereof, of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, such determination shall not impair or affect the validity, legality or enforceability of the remaining provisions of this Agreement, and each provision, or portion thereof, is hereby declared to be separate, severable and distinct.

15.11 Waiver. A waiver of any provision of this Agreement shall only be valid if provided in writing and shall only be applicable to the specific' incident and occurrence so waived. The failure by either Party to insist upon the strict performance of this Agreement, or to exercise any term hereof, shall not act as a waiver of any right, promise or term, which shall continue in full force and effect.

15.12 Remedies Cumulative. No single or partial exercise of any right or remedy under this Agreement shall preclude any other or further exercise of any other right or remedy in this Agreement or as provided at law or in equity. Rights and remedies provided in this Agreement are cumulative and not exclusive of any right or remedy provided at law or in equity.

15.13 Number and Gender. Unless the context requires otherwise, words importing the singular include the plural and vice versa and words importing gender include all genders.

15.14 Business Days. Any payment or notice that is required to be made or given pursuant to this Agreement on a day that is not a Business Day shall be made or given on the next Business Day.

15.15 Conflicts. In the event of any conflict or inconsistency between the terms of the main body of this Agreement and any Schedule or Purchase Order, the terms of the main body of this Agreement shall prevail, unless otherwise expressly indicated and subject to any applicable provisions or laws in respect of tariffs or other regulatory matters.

15.16 Amendment. This Agreement may only be amended by written agreement duly executed by authorized representatives of the Parties.

15.17 Language. This Agreement has been drawn up in English at the express wish of the Parties.

15.18 Entire Agreement. This Agreement shall constitute the entire agreement between the Parties with respect to the subject matter hereof and shall replace all prior promises or understandings, oral or written.

15.19 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

AGREED TO AND SIGNED in duplicate by the duly authorized representatives of the Parties
Licensee	Voice Mobility, Inc.

Per:	Per:

Name:	Name:

Title:	Title:

Date:	Date:

Per:	Per:

Name:	Name:

Title:	Title:

Date:	Date:

SCHEDULE A

SOFTWARE DESCRIPTION UCN 200 - v3.0

Configurable Service Offerings

    Voice Mail (from basic to high end offerings)
    Fax Mail services (such as Fax to email and Follow me Fax)
    Voice Mail to Email (desktop and mobile devices such as PDAs)
    Web access to voice and fax messages
    One Number calling
    Outbound calling from a mailbox
    Real-time Call Connect, using Follow Me services

1. Administrative User Interfaces

    Web and telephony user interface with role-based security

2. Telephone Number Management

    UCN 200 allows for flexible telephone number management

3. ***

    Allows new subscribers to use their existing telephone number as their mailbox number

4. Distributed Telephony
    UCN 200 incorporates a distributed telephony architecture

5. VPIM Networking

    Supports the Voice Profile for Internet Messaging (VPIM) protocol

6. Message Waiting Indication via ***
    SMDI information for message waiting

7. Provisioning

    High performance provisioning via the External Mailbox Interface (EMI), a state of the art *** interface.

8. Subscriber Migration Support

    Migration data includes subscriber and mailbox settings, voice and fax messages, comments, greetings, and distribution lists.

9. Reporting

    UCN 200 produces a comprehensive data export that can be used to generate billing for system resource usage, and create custom reports using third-party tools or in-house report writing expertise.

10. SMS and Pager Gateway Integration

    Integrate with the service provider's SMS and/or paging gateways

11. Multi-Language Support

Subscriber Features

    Real-Time Call Connect

    Call Announce

    Call Screening

    Message Waiting Indication

    Subscriber User Interfaces

System Architecture

    ***
    ***
    ***
    ***
    ***
    ***
    ***

1. Scalability

    Regardless of deployment size, the UCN 200 meets service provider and end user performance expectations.

2. Availability

    Fault tolerance and load balancing
    Deployment of critical services in redundant configurations
    Low Mean Time to Recovery (MTTR) through the UCN 200 software's self-restarting ability
    Industry standard SNMP-based monitoring and alerting, allowing for the prevention of service-affecting faults

3. Security

    System security has been integrated on numerous levels to address a wide range of risks, including message eavesdropping, website defacement and system compromise.

Telephone User Interface Map

- (1) **review messages**
  - (1) voice
    - (#) skip
    - (2) mark unheard
    - (3) reply with call
      - (#) dial caller
      - (1) enter different number
      - (*) (*) disconnect & return to current menu
    - (4) replay
    - (5) envelope
    - (6) forward
      - (1) without comment
      - (2) with comment
    - (7) delete
    - (0) reply with message
    - (9) save
  - (2) fax
    - (#) skip
    - (3) print
      - (1) stored fax number
      - (2) different fax number
    - (4) replay
    - (5) envelope
    - (6) forward
      - (1) without comment
      - (2) with comment
    - (7) delete
    - (9) save
- (2) **create message**
  - (2) review message
  - (3) erase & re record
  - (4) append to message
  - (*) cancel delivery
  - (#) enter destination
    - (#) send
    - (1) delivery options
      - (1) mark private
      - (2) mark urgent
      - (4) future delivery
      - (#) send
    - (*) cancel destination
- (4) **personal options**
  - (1) notification options
    - (1) Message Waiting Indication - on
    - (2) Message Waiting Indication - off
  - (2) administrative options
    - (1) passcode options
      - (1) change passcode
      - (2) passcode skip
        - (1) on
        - (2) off
    - (2) distribution lists
      - (1) create
      - (2) edit
        - (1) add a member
        - (2) delete a member
        - (3) rename list
      - (3) delete list
      - (4) list review
      - (5) member review
    - (4) change message order
      - (1) newest first
      - (2) oldest first
  - (3) greetings
    - (1) record
      - (1) standard
      - (2) extended absence
        - (1) block message receipt
        - (2) allow message receipt
      - (3) spoken name
      - (4) transfer
      - (5) unavailable
    - (2) use standard
    - (3) use default
  - (5) fax options
    - (1) auto print on
    - (2) auto print off
    - (3) modify fax number
    - (4) print all
      - (1) stored fax number
      - (2) different fax number
  - (6) caller zero out options
    - (1) on
    - (2) off
    - (3) modify caller zero out number
- (5) **call connect options**
  - (1) direct calls to mailbox
  - (2) Follow Me
    - (1) direct calls to Follow Me
    - (2) modify Follow Me list
    - (3) call screening options
      - (1) on
      - (2) off
  - (3) office
    - (1) direct calls to office
    - (2) modify office number
    - (3) modify number of rings
    - (4) modify call announce
      - (1) on
      - (2) off
  - (4) mobile
    - (1) direct calls to mobile
    - (2) modify mobile number
    - (3) modify number of rings
    - (4) modify call announce
      - (1) on
      - (2) off
  - (5) home
    - (1) direct calls to home
    - (2) modify home number
    - (3) modify number of rings
    - (4) modify call announce
      - (1) on
      - (2) off
  - (6) other
    - (1) direct calls to other
    - (2) modify other number
    - (3) modify number of rings
    - (4) modify call announce
      - (1) on
      - (2) off
  - (7) temporary
    - (1) direct calls to temporary
    - (2) modify temporary number
    - (3) modify number of rings
    - (4) modify call announce
      - (1) on
      - (2) off
- (7) **outbound call**
  - (*) (*) disconnect & return to main menu

message options

While listening to a message:

- (#) skip to end
- (1) rewind 5 seconds
- (2) pause playback
  - (1) resume playback
- (3) fast forward 5 seconds
- (7) reduce volume
- (8) reset volume
- (9) increase volume

telephone interface tips

At any point within the system: Press (*) to return to the previous menu. Press (#) to complete your entry.

SCHEDULE B

PRICING

License Fees UCN 200 Full Product Suite	$x.xx *** ( US Dollars )
Upon signing of the Agreement, the customer will pay Voice Mobility Inc a deposit of 50% of the *** purchased. Subsequent *** must be purchased ***.

Installation	$

VMI will assist the customer in the installation of the VMI software at the customer's location. Additional installation time will be charged at a rate of $250 / hour. Travel and accommodations extra. Subject to availability.

Training - Tier 2	$

At the customer's location, VMI will train the personnel who will be responsible for Tier 2 support. Travel and accommodations extra. Subject to availability.

Volume Pricing
3 - 5 students - /student/day
over 5 Students - /student/day

Training - Tier 1	$

At the customer's location, VMI will train Customer Service Representatives and Help Desk Representatives on the VMI software suite. (Minimum class size 4 seats). Travel and accommodations extra. Subject to availability.

Volume Pricing
Up to 20 students - /student/day
20 - 40 students - /student/day
over 40 students - student/day

Maintenance & Support

Tier 3 application support, as described in Schedule C including, without limitation, the delivery and provisioning of maintenance releases. These fees are payable in advance, commencing 180 days after installation of the EM software. Support beyond 4 hours per month will be charged at a rate of US $150 per hour or portion thereof.

SCHEDULE C

Software Maintenance and Support

1. Definitions

1.1 The terms defined in Section 1 of this Agreement shall have the same interpretation within this Schedule. In addition, the following terms shall have the meaning defined below:

(a) "approved hardware list" means a list of computer hardware devices attached as Schedule D to this Agreement, which have been tested and found suitable for the purpose of hosting the Licensed Software.

(b) "New Release" means enhancements or modifications to the Licensed Software or new modules or supplementary modules that function in conjunction with the Licensed Software, that materially improves the utility, efficiency, functional capability or application of the Licensed Software, and which VMI has decided to make available to its customers only for an additional charge.

(c) "non-standard hardware" means computer hardware devices not included on the approved hardware list.

(d) "Software Error" means any software instruction or statement contained in or absent from the Licensed Software, which, by its presence or absence, prevents the Licensed Software from operating in accordance with VMI's published specifications.

(e) "software update" means enhancements, extensions or other modifications to the Licensed Software designed to correct software errors.

(f) "Software Support Period" means the period of 365 days commencing on the date the Licensed Software has been accepted in accordance with Subsection 7.5 of this Agreement.

(g) "3rd party software" means software not produced by VMI.

2. Software Support Period

2.1 The obligations of VMI under this Schedule only apply during the Software Support Period.

3. Suitability of Licensed Software

3.1 The Licensee agrees that they have fully researched the Licensed Software and have determined that it is, in its present form, suitable for their purpose. They further agree that they have fully disclosed their intended use of the Licensed Software to VMI, and that they understand that it may not be possible to alter the Licensed Software from its present form to meet an undisclosed purpose and that VMI's inability to perform such alterations does not constitute grounds to set aside this Agreement.

4. Approved Hardware

4.1 Schedule D to this Agreement details the computer hardware systems that the Licensed Software is designed to operate on and as such are designated as approved hardware. The Licensee warrants that the Licensed Software will only be installed on approved hardware, and that they will take all reasonable precautions to prevent non-standard hardware from being introduced into the system.

4.2 The Licensee agrees that VMI will not support issues with the Licensed Software that arise from an installation on a system containing non-standard hardware.

5. Licensed Software Installation

5.1 The Licensee understands that the Licensed Software is designed to function on a stand-alone system configuration, and that introducing 3rd party software applications into the same system configuration may affect the Licensed Software's performance. Accordingly, the Licensee warrants that they will install the Licensed Software on computer systems dedicated to hosting the Licensed Software and will ensure that no other software applications are installed on that same computer system. The Licensee agrees that VMI will not provide support on issues that arise due to the installation of 3rd party software by Licensee.

5.2 The Licensee further warrants that the Licensed Software will be installed in the manner documented by VMI, and that such installation will be performed by VMI certified technical support personnel.

5.3 VMI recognizes that from time to time service packs, upgrades, patches, etc may become available for the operating system and supporting applications of the approved computer systems on which the Licensed Software is installed. VMI will make every effort to test these for compatibility with the Licensed Software and will advise the Licensee when they may be installed. The Licensee agrees that VMI will not provide support for the Licensed Software if the Licensee installs any service packs, upgrades, patches, etc that have not been tested and certified for use with the Licensed Software. The installation of these service packs, upgrades and patches, once certified, must be installed by VMI certified technical support personnel.

6. Error correction services

6.1 Any failure of the Licensed Software to operate in accordance with VMI's published specifications may be reported by the Licensee to VMI during the Software Support Period. The Licensee may report failures either in writing or by telephone or other remote communication. Upon receipt of a report of a failure from Licensee, VMI shall use all reasonable efforts to provide the Licensee with a permanent correction of the Software Error that caused the failure or, at VMI's option, with a software patch or by-pass around the Software Error as a temporary correction. The response time of the correction will be minimized to the best of VMI's abilities and will be prioritized with consideration of the severity of the error and the level of impact to the end user service. Reported issues shall receive a response within 2 hours of the time VMI receives the report. At a minimum, any such software patch or by-pass shall cause the Licensed Software to meet VMI's published specifications for the Licensed Software. Although VMI shall use all reasonable efforts to provide permanent corrections for all Software Errors, Licensee acknowledges that certain Software Errors may not be permanently corrected by VMI under this Agreement. All Software Error corrections, whether temporary or permanent, shall become part of the Licensed Software and shall be subject to the terms and conditions of Licensee's license with respect to the Licensed Software.

6.2 If Licensee reports a Software Error to VMI, Licensee shall give VMI reasonable access to the computer system on which the Licensed Software resides, and shall provide such information as VMI may reasonably request, including sample output and other diagnostic information, in order to permit VMI to expeditiously correct the Software Error.

6.3 Software Errors and support issues reported to VMI that can be resolved by the client using information derived from documentation or training content are subject to charges by VMI as outlined in Schedule B.

7. Support Personnel

7.1 The Licensee recognizes that the Licensed Software and its supporting computer hardware form a complex system that requires special knowledge and training to operate and maintain. The Licensee agrees that only those personnel who have been certified by VMI to support the system will be permitted to do so.

8. Support line service

8.1 VMI shall provide Licensee remote access to VMI's personnel, to help the Licensee in answering questions with respect to the Licensed Software during VMI business hours. The Licensee's access to the VMI's personnel shall include both telephone access and access by means of VMI's electronic mail service, if and when made available by VMI, provided, however, that all costs incurred by Licensee in the use of telephone and terminal equipment shall be the responsibility of Licensee.

8.2 By notice in writing to VMI, the Licensee shall appoint a user representative or representatives who shall be the only individuals entitled to access the support line on behalf of Licensee. Such representatives must be technical support staff certified by VMI to support and administer the Licensed Software. The Licensee may change any such appointment by advance written notice to VMI.

8.3 Calls to the support line, during business hours or not, which concern an issue that is documented and explained in VMI's software documentation, or for questions which a VMI certified technical support person would reasonably be expected to be able to answer, of which VMI's technical support staff shall be the sole judge, shall be considered extraneous support and will be billed to the Licensee at the agreed upon rate for technical support.

9. Support charges and on-site services

9.1 Except as otherwise expressly provided in this Agreement, the monthly or yearly support charge specified in this Agreement is inclusive of all software support services described in this Agreement except for on-site Software Error correction services. VMI shall provide on-site services, when requested by Licensee, at VMI's standard hourly or daily rates.

10. Licensee's responsibilities

10.1 Licensee shall ensure that VMI has access to installed system through the Internet.

10.2 Licensee shall be responsible for installation of all Software Error corrections.

10.3 The Licensee shall protect data from loss by implementing back-up procedures.

10.4 The Licensee shall save and hold harmless VMI from any damages whatsoever arising out of or related to the use of or inability to use the Licensed Software including, but not limited to direct, indirect, special, incidental, or consequential damages, and damages for loss of business profits, business interruption, loss of business information, or other pecuniary loss, even if VMI has been advised of the possibility of such damages, whether such liability is based on contract, tort, warranty or any other legal or equitable grounds.

11. Excluded services

11.1 VMI is not obligated to correct a failure of the Licensed Software to operate in accordance with this Agreement if the failure results from:

(a) use of the Licensed Software by Licensee other than in accordance with Licensee's license;

(b) conditions resulting from the use of hardware or software that is supplied by other than VMI and that is not in accordance with this Agreement;

(c) modifications to the Licensed Software or system configuration other than as approved by VMI; or

(d) conditions resulting from the use of non-VMI certified personnel to provide support or maintenance to the Licensed Software.

12. New releases

12.1 During the Software Support Period, VMI shall keep the Licensee informed of, and make available to the Licensee through separate license agreements and at additional cost, all New Releases of the Licensed Software. VMI shall make any New Releases available to Licensee at the same time as it makes them available to its other customers and on substantially the same terms and conditions as set out in Licensee's license with respect to the Licensed Software.

12.2 To ensure that its customer base is providing end users with access to the up-to-date features of the Licensed Software, VMI may, from time to time, retire a version of the Licensed Software. At such time, VMI will terminate all support for the version being retired. VMI will serve notice to the Licensee that it intends to terminate support for a previous version of the Licensed Software a minimum of 180 days prior to the date on which support for the version will cease. At such time, the Licensee will be given reasonable opportunity to upgrade the version of the Licensed Software they are using in accordance with the provisions of subsection 12.1.

SCHEDULE D

RECOMMENDED HARDWARE version 3.0

NOTE: This list is an example reference only and subject to changes. VMI should be consulted before purchasing equipment to confirm the hardware/software is suitable for the deployment. Dell Computer Corporation equipment and part numbers are specified herein, however equivalent products from alternative vendors are acceptable.

***

Hardware

Dell PowerEdge 2600
Dual 1GHz (or better) PIII CPUs
512MB ECC SDRAM as 2x256MB DIMMs
2 9GB (or larger) 10K hot swap SCSI drives (RAID 1)
PERC 3/Di RAID enabling kit
***
Fast Ethernet NIC (Built in as standard equipment w/ PE2500.)
Graphics display capable of 800x600 at 256 colours (Built in as standard equipment w/ PE2500.)
Redundant power supply
Fail over power source support

Operating System

Win2K Server/SP2 using MPS HAL

Required Software

***. (included with ***)

Licenses

*** Fax licenses. Need as many fax licenses, as there are simultaneous fax channels in use. This number is calculated by Customer Management, based on anticipated usage patterns at deployment time. To ensure compliance over time, the service provider will have to monitor the actual number of simultaneous fax channels used using the new fax channel resource usage data.

Optionally Required Equipment

If the *** is deployed in a geographically remote location a monitor, keyboard, and mouse may be required. The only time this additional equipment would not be required is if an appropriate KVM (Keyboard, Video, Mouse) switch is available to plug into. If such a switch is available then the appropriate hook ups (cables) will be required instead.

*** or ***

Hardware

Dell PowerEdge 1650
Dual 733MHz (or better) PIII CPUs
512MB ECC SDRAM as 2x256MB DIMMs
2 9GB (or larger) 10K hot swap SCSI drives. (RAID 1)
PERC 3/Di RAID enabling kit
2 Fast Ethernet NICs (2 1000BaseT ports built in as standard equipment w/ PE1650.)
Graphics display capable of 800x600 at 256 colours (Built in as standard equipment w/ PE2500.)
Redundant power supply

Operating System

Win2K Server/SP2

Software

JRun Server Pro v3.02a (No purchase required. See Licenses below.)
Java Runtime Environment (JRE) v1.3.1 (No purchase or licenses required.)
JSQL Connect JDBC driver v2.27

Licenses

1 JRun CPU license required for each CPU (2 licenses required for minimum configuration.)

***

Hardware

Dell PowerEdge 2600
Dual 1GHz (or better) PIII CPUs
1GB ECC SDRAM as 2x512MB DIMMs
2 18GB 10K hot swap SCSI drives. (RAID 1 - installed in the media bay)
PERC 3/Di RAID enabling kit
Intel Pro/100S network card (Built into PE2500.)
Redundant power supply
Fail over power source support

***

Option 1: (36GB hard drives)

  4 - 6 36GB 10K hot swap SCSI drives

  Drives on the 1x6 backplane

  Drives as RAID 5 plus a hot spare

Option 2: (73GB hard drives)

  4 - 6 73GB 10K hot swap SCSI drives

  Drives on the 1x6 backplane

  Drives as RAID 5 plus a hot spare

***

  2 36GB 10K hot swap SCSI drives

  Drives on the 1x6 backplane

  Drives as RAID 1

Operating System

Win2K Server/SP2

Software

Microsoft SQL Server 2000/SP2 (No purchase required. See Licenses below.)

Licenses

1 SQL Server 2000 Runtime processor license for each CPU. (2 licenses for min. configuration.)

1 Win2K Server Client Access License (CAL) for every inbound voice/fax channel, outbound fax channel, and maximum number of web sessions.

*** Dell PowerVault 755N NAS

  1 1GHz PIII CPU

  512MB ECC SDRAM

  1 PERC3/DC RAID controller

  No internal hard drives

Option 1:

  Power Vault 210S external rack mounted disk storage chassis

  4 - 12 73GB 10K hot swap SCSI drives (Configured as RAID 5 plus 1 hot spare.)

Option 2:

  Power Vault 220S external rack mounted disk storage chassis

  4 - 14 73GB 10K hot swap SCSI drives (Configured as RAID 5 plus 1 hot spare.)

***

Hardware

Dell PowerEdge 1650
733MHz (or better) PIII CPU
512MB ECC SDRAM as 2x256MB DIMMs
2 9GB (or larger) 10K hot swap SCSI drives (RAID 1)
PERC 3/Di RAID enabling kit
2 Fast Ethernet NICs (2 1000BaseT ports built in as standard equipment w/ PE1650.)
Graphics display capable of 800x600 at 256 colours (Built in as standard equipment w/ PE1650.)
Redundant power supply

Operating System

Win2K Server/SP2

Software

JRun Server Pro v3.02a
Java Runtime Environment (JRE) v1.3.1 (no purchase or license required).
JSQL Connect JDBC driver v2.27

Licenses

1 JRun CPU license required for each CPU (1 license required for minimum configuration.)

***

Hardware

Dell PowerEdge 1650
Dual 733MHz (or better) PIII CPU
512MB ECC SDRAM as 2x256MB DIMMs
2 9GB (or larger) 10K hot swap SCSI drives (RAID 1)
PERC 3/Di RAID enabling kit
2 Fast Ethernet NICs (2 1000BaseT ports built in as standard equipment w/ PE1650.)
Graphics display capable of 800x600 at 256 colours (Built in as standard equipment w/ PE1650.)
Redundant power supply

Operating System

Win2K Server/SP2

Software

None

Licenses

None

Internal Network

SMC5608DS fast Ethernet hub

Cisco Catalyst 3524XL switch. (For larger systems.)

Terminal Server for MWI over SMDI

Perle Systems IOLAN+ 8 Rack

  8 or 16 port models available

AC and -48VDC models available

Other Items

Video Monitor

  Minimum resolution of 800x600 with 256 colour depth

Keyboard - Windows 2000 compatible

Mouse - Windows 2000 compatible

KVM switch

  KVM must be capable of maintaining KVM signals even if the node is not the active node. This will ensure the keyboard and mouse are available if the server is rebooted. Care must be taken when evaluating for this feature as experience has shown that many KVMs claiming this feature in fact do not have it.

Appropriate number of KVM cables

SCHEDULE E

INSTALLATION AND TRAINING

Installation

The hardware and software is installed and configured on site with the assistance of a VMI support engineer. Before installation the client's environment is expected to be provisioned with the necessary components (T1/E1 spans, networking, power, rack space and air conditioning).

In addition, the client's technical personnel responsible for the maintenance of the VMI system are expected to be made available to the field engineer during the installation time frame for troubleshooting and configuration.

Training

All necessary training to administer VMI's software will be provided by VMI. This will include (but not limited to) the following components:

    Tier I Support - End user problems and tutorials for help desk support
    Tier II Support and Administration - System Administration for service offerings, system configuration, telephony administration, email parameters, MWI, VPIM
    Troubleshooting

SCHEDULE F

ACCEPTANCE TEST

The following steps (tests) are performed after installation to ensure system stability and functionality:
  Log into Admin WUI - default system administrator
  Log out of Admin WUI - default system administrator
  Add administrative users
  Add valid License.
  Add Trunk Group
  Add and modify trunks.
  Add Telephone Number Group
  Add network DID range
  Add Access Number
  Add *** Access Number (if applicable)
  Add Restricted Dial Rule
  Add Help Desk Phone Number
  Add Feature Bundles.
  Add Mailbox
  Modify a mailbox.
  Subscriber WUI login
  Subscriber WUI logout
  Email notification of voice and fax messages (if applicable)
  Receive voice messages
  Receive fax messages (if applicable)
  Review messages using Subscriber TUI
  Review messages using Subscriber WUI
  Save messages using the Subscriber TUI
  Save messages using Subscriber WUI
  Delete messages using the Subscriber TUI.
  Delete messages using the Subscriber WUI.
  Record a standard greeting.
  Direct calls using the Subscriber TUI
  Direct calls using the Subscriber WUI.
  Call Connect basic functionality